UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Sphere 3D Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Sphere 3D Corp.
895 Don Mills Road
Bldg. 2, Suite 900
Toronto, Ontario M3C 1W3

November 28, 2018

Dear Shareholder:
You are cordially invited to attend an annual and special meeting of shareholders of Sphere 3D Corp. (the “Company”) to be held at the Sheraton Gateway Hotel in Toronto International Airport, Terminal 3, Toronto, Ontario L5P 1C4, on Friday, December 28, 2018 at 2:00 p.m. (Eastern Time) (the “Meeting”).
The accompanying notice of special meeting and proxy statement include the agenda for the Meeting, explain the matters that we will discuss at the Meeting and provide general information about our Company.
Your vote is very important. Regardless of whether or not you plan to attend the Meeting, please complete, sign, date and return the enclosed form of proxy (or voting instruction form) as soon as possible to ensure your representation at the Meeting. We have provided a postage-paid envelope for your convenience. If you plan to attend the Meeting and prefer to vote in person, you may still do so even if you have already returned your form of proxy.
If you are a registered shareholder (that is, if your stock is registered with us in your own name), then you may vote electronically via the Internet by following the instructions included in the proxy statement and with your form of proxy. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program that allows you to vote by telephone or via the Internet. If so, the voting instruction form that your nominee sends you will provide voting instructions.
Thank you for your ongoing support of Sphere 3D Corp.

Sincerely,
PETER TASSIOPOULOS
Chief Executive Officer and Chairman

SPHERE 3D CORP.
NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, DECEMBER 28, 2018

The special meeting of shareholders of Sphere 3D Corp. (the “Company”) will be held at the Sheraton Gateway Hotel in Toronto International Airport, Terminal 3, Toronto, Ontario L5P 1C4, on Friday, December 28, 2018 at 2:00 p.m. (Eastern Time) (the “Meeting”) for the following purposes:

1.	to consider and, if deemed advisable, to pass an ordinary resolution to elect four directors who will serve until the end of the next annual and special shareholder meeting;

2.	to consider and, if deemed advisable, to pass an ordinary resolution appointing Moss Adams LLP as the Company’s auditor who will serve until the end of the next annual and special shareholder meeting;

3.	to consider and, if deemed advisable, to pass an ordinary resolution to amend the Company’s 2015 performance incentive plan;

4.	to receive the audited financial statements of the Company for the year ended December 31, 2017, including the auditor’s report thereon; and

5.	to transact such other business as may properly come before the Meeting or any adjournment thereof.
The aforementioned proposals numbered 1 through 3 will each be determined by a majority of votes cast at the Meeting. The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 25% of the total number of outstanding common shares having voting rights at the Meeting.
The Board has fixed the close of business on November 14, 2018 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.
Particulars of the foregoing matters are set forth in the proxy statement and management information circular (the “Proxy Statement”) under the section identified as such. A form of proxy (or a voting information form) also accompanies this Notice of Annual and Special Meeting and the Proxy Statement. Only shareholders of record at the close of business on November 14, 2018 will be entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof.
Please review the Proxy Statement carefully and in full prior to voting in relation to the matters set out above as the Proxy Statement has been prepared to help you make an informed decision on such matters.

A shareholder may attend the Meeting in person or may be represented by proxy. Shareholders who are unable to or who do not wish to attend the Meeting in person are requested to date and sign the enclosed Proxy form promptly and return it to TSX Trust Company by one of the following methods:

INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number included on the Proxy or voting instruction form
FACSIMILE	(416) 595-9593
MAIL or HAND DELIVERY	TSX TRUST COMPANY Attention: Proxy Department Suite 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1
To be used at the Meeting, proxies must be received by TSX Trust Company not less than 48 hours (excluding Saturday, Sunday and statutory holidays in the province of Ontario) preceding the Meeting or an adjournment or postponement of the Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chairman of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one Proxy form because such shareholder owns shares registered in different names or addresses, each Proxy form should be completed and returned.

DATED as of the 28th day of November 2018

BY ORDER OF THE BOARD
Peter Tassiopoulos
Chief Executive Officer and Chairman

Sphere 3D Corp.
895 Don Mills Road
Bldg. 2, Suite 900
Toronto, Ontario M3C 1W3
PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR
As at November 28, 2018

General Information
The Board of Directors (the “Board”) of Sphere 3D Corp. (the “Company”), is providing these proxy materials to you in connection with the solicitation by and on behalf of the management of the Company of proxies for use at our annual and special meeting of shareholders (the “Meeting”). The Meeting will be held at the Sheraton Gateway Hotel in Toronto International Airport, Terminal 3, Toronto, Ontario L5P 1C4, on Friday, December 28, 2018 at 2:00 p.m. (Eastern Time) or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the attached Notice of Annual and Special Meeting of Shareholders (the “Notice of Meeting”). This proxy statement and management information circular (the “Proxy Statement”) summarizes the information that you will need to know to vote in an informed manner.
At the Meeting, the shareholders will be asked to consider and vote on the proposals 1 through 3 below:

1.	to consider and, if deemed advisable, to pass an ordinary resolution to elect four directors who will serve until the end of the next annual and special shareholder meeting;

2.	to consider and, if deemed advisable, to pass an ordinary resolution appointing Moss Adams LLP as the Company’s auditor who will serve until the end of the next annual and special shareholder meeting;

3.	to consider and, if deemed advisable, to pass an ordinary resolution to amend the Company’s 2015 performance incentive plan;

4.	to receive the audited financial statements of the Company for the year ended December 31, 2017, including the auditor’s report thereon; and

5.	to transact such other business as may properly come before the Meeting or any adjournment thereof.
The Company does not expect a vote to be taken on any other matters at the Meeting or any adjournment or postponement thereof. If any other matters are properly presented at the Meeting or any adjournment or postponement thereof for consideration, however, the holders of the proxies will have discretion to vote on these matters in accordance with their best judgment.
The Board recommends you vote “FOR” resolutions to (i) elect the nominated directors, (ii) appoint the auditors, and (iii) amend the 2015 performance incentive plan.
Solicitation of Proxies
Solicitations may be made by mail and supplemented by telephone, internet, or other personal contact by the officers, employees or agents of the Company without special compensation. Pursuant to National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation materials to the beneficial owners of the common shares of the Company. The cost of any such solicitation will be borne by the Company.

Voting Rights, Outstanding Shares, Record Date
We will begin mailing this Proxy Statement and the accompanying form of proxy (or voting instruction form) on or about November 28, 2018 to all shareholders of record that are entitled to vote. Each common share that you own entitles you to one vote on all the matters to be voted upon at the Meeting. If you submit a properly executed form of proxy (or voting instruction form) without indicating how you wish to vote, your proxy will be counted as a vote in favor of the proposals. Only shareholders that owned our common shares at the close of business on November 14, 2018, (the “Record Date”), are entitled to vote at the Meeting. On the Record Date, 1,964,019 common shares were outstanding.
Quorum and Required Vote
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 25% of the total number of outstanding common shares having voting rights at the Meeting. There must be a quorum for business to be conducted at the Meeting. Failure of a quorum to be present at the Meeting will necessitate an adjournment or postponement and will subject the Company to additional expense. Once a common share is represented at the Meeting, whether in person or by proxy, it will be counted for the purpose of determining a quorum at the Meeting and any adjournment of the Meeting. However, if a new record date is set for the adjourned Meeting, then a new quorum will have to be established.
The proposals to (i) elect the nominated directors, (ii) appoint the auditors, and (iii) amend the 2015 performance incentive plan requires the affirmative vote of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting.
Appointment of Proxies
The persons named in the form of proxy are directors and/or officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company) to attend and represent such shareholder at the Meeting other than those persons named in the form of proxy. Such right may be exercised by striking out the printed names and inserting such other person’s name in the blank space provided in the form of proxy or by completing another proper form of proxy.
If you are a shareholder of record, you may vote in one of three ways:

•	attend the Meeting and vote in person;

•	complete, sign, date and return the enclosed form of proxy; or

•	vote via the Internet following the instructions included with your form of proxy and outlined below.
If you are a shareholder of record, then you may go to www.voteproxyonline.com to vote your shares via the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired.
To be used at the Meeting, proxies must be received by TSX Trust Company not less than 48 hours (excluding Saturday, Sunday and statutory holidays in the province of Ontario) preceding the Meeting or an adjournment or postponement of the Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chairman of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one proxy form because such shareholder owns shares registered in different names or addresses, each proxy form should be completed and returned.

Revocability of Proxies
As a shareholder, once you have submitted your proxy by mail or via the Internet, you may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. You may revoke your proxy in any one of three ways:

•	you may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•	you may notify our Secretary in writing that you wish to revoke your proxy before it is voted at the Meeting of any adjournment or postponement thereof; or

•	you may vote in person at the Meeting or any adjournment or postponement thereof.
Voting of Proxies
A representative from our transfer agent, TSX Trust Company, will tabulate the votes. All common shares represented at the Meeting or any adjournment or postponement of the Meeting by properly executed proxies will be voted and where a choice, including the choice to withhold from voting, with respect to any matter to be acted upon has been specified in the form of proxy, the common shares represented by the proxy will be voted in accordance with such specifications on any ballot that may be called for. If no instruction is given, then the proxy will be voted FOR each of the directors and Proposal No. 2 and Proposal No. 3.
The enclosed form of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters that may properly come before the Meeting. At the date of this Proxy Statement, the Company is not aware of any amendments thereto, or variations thereof, or other matters that may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Company.
Advice to Non-Registered Shareholders on Voting Their Shares
The information set forth in this section is of significant importance to many shareholders of the Company, as a substantial number of shareholders do not hold their common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this Proxy Statement as “Non-Registered Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, bank, trust company or other intermediary (an “Intermediary”) then, in almost all cases, those common shares will not be registered in such shareholder’s name on the records of the Company. Such common shares will generally be registered under the name of the nominee of a clearing agency in which such Intermediary participates or, more rarely, in the name of the Intermediary. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the nominee of CDS Clearing and Depository Services Inc.). Common shares of Non-Registered Shareholders can only be voted (for or against resolutions) or withheld from voting upon the instructions of the Non-Registered Shareholder. Without specific instructions, Intermediaries and nominees are prohibited from voting common shares held by Non-Registered Shareholders. Therefore, Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them and ensure that instructions respecting the Meeting and the voting of their common shares are communicated to the appropriate person.
Applicable securities legislation requires Intermediaries to seek voting instructions from Non-Registered Shareholders in advance of shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Non-Registered Shareholders in order to ensure that their common shares are voted at the Meeting. If you are a Non-Registered Shareholder, in addition to the Notice of Meeting accompanying this Proxy Statement, you also received, depending on the Intermediary through which your common shares are held, either a voting instruction form which must be completed and returned in accordance with the directions printed on the form (in some cases, the completion of the voting instruction form by telephone, facsimile or over the Internet is permitted) or a form of proxy which has already been signed or stamped with a facsimile signature of the Intermediary and which is restricted as to the number of Shares beneficially owned by you. Non- Registered Shareholders who receive voting instruction forms, forms of proxy or other voting materials from an Intermediary should complete and return such materials in accordance with the instructions accompanying the materials in order to properly vote their common shares.
Although a Non-Registered Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares not registered in its name, a Non-Registered Shareholder may attend at the Meeting as proxyholder for the registered holder of its common shares and vote such common shares in that capacity. Non-Registered Shareholders who wish to attend the Meeting and vote their common shares as proxyholder for the registered holder of their common shares should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them.
Proxy-related materials in connection with the Meeting are being sent and made available to both registered and Non-Registered Shareholders. If you are a Non-Registered Shareholder, and the issuer or its agent has sent proxy-related materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from your Intermediary. By choosing to send these materials to you directly, the issuer (and not the Intermediary) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
Adjournments or Postponements
Although it is not currently expected, the Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Meeting of the time, date and place of the adjourned or postponed Meeting.
Voting Shares and Principal Holders Thereof
The Company is authorized to issue an unlimited number of common shares, of which, as of the Record Date, 1,964,019 common shares were issued and outstanding and entitled to vote at the Meeting on the basis of one vote for each common share held.
All share and per share amounts herein have been adjusted to give effect to the 1-for-8 reverse share consolidation (also known as reverse stock split) of the Company completed on November 5, 2018, which was approved by the Company’s shareholders on October 31, 2018.
The holders of common shares of record at the close of business on the Record Date are entitled to vote such common shares at the Meeting on the basis of one vote for each common share held.

To the knowledge of the directors and officers of the Company, as of the Record Date, the following persons beneficially own, or exercise control or direction over, directly or indirectly, more than 10% of the issued and outstanding common shares:

Name of Shareholder	Number of Issued and Outstanding Common Shares	Percentage of Issued and Outstanding Common Shares
Cyrus Capital Partners, L.P. (1)	270,618	13.8%
MF Ventures, LLC (2)	249,321	12.7%
________________

(1)
Information was obtained from Cyrus Capital Partners, L.P. pursuant to Schedule 13D/A filed August 31, 2018. Certain funds and affiliates managed by Cyrus, directly and indirectly own these shares (the “Cyrus Group”). The Cyrus Group owns or controls, directly or indirectly, an aggregate of 270,618 common shares, and has the right to acquire an additional 5,000 common shares upon exercise of warrants of the Company (for a total of 275,618 common shares), representing approximately 14.0% of all issued and outstanding common shares as at the Record Date, calculated on a partially diluted basis assuming the exercise of the convertible securities of the Company beneficially owned by The Cyrus Group only. The Cyrus Group is comprised of Cyrus Capital Partners, L.P., a Delaware limited partnership, (“Cyrus”), Crescent 1, L.P., a Delaware limited partnership (“Crescent”), CRS Master Fund, L.P., a Cayman Islands exempted limited partnership, (“CRS”), Cyrus Opportunities Master Fund II, Ltd., a Cayman Islands exempted limited company, (“Cyrus Opportunities)”, Cyrus Select Opportunities Master Fund, Ltd., a Cayman Islands exempted limited company, (“Cyrus Select”), Cyrus Capital Partners GP, L.L.C., a Delaware limited partnership, (“Cyrus GP”), Cyrus Capital Advisors, L.L.C., a Delaware limited liability company, (“Cyrus Advisors”), and Mr. Stephen C. Freidheim. Each of Crescent, CRS, Cyrus Opportunities and Cyrus Select, or collectively the Cyrus Funds, are private investment funds engaged in the business of acquiring, holding and disposing of investments in various companies. Cyrus is the investment manager of each of the Cyrus Funds. Cyrus GP is the general partner of Cyrus. Cyrus Advisors is the general partner of Crescent and CRS. Mr. Freidheim is the managing member of Cyrus GP and Cyrus Advisors and is the Chief Investment Officer of Cyrus. Crescent, CRS, Cyrus Opportunities, Cyrus Select and Mr. Freidheim have entered into an investment management agreement with Cyrus giving Cyrus full voting and disposition power over the common shares held by the Cyrus Group.

(2)
Information was obtained from MF Ventures (“MFV”) pursuant to a Schedule 13D/A filed March 30, 2018. MFV owns or controls, directly or indirectly, an aggregate of 249,321 common shares, and has the right to acquire an additional 37,500 common shares upon exercise of warrants of the Company (for a total of 286,821 common shares), representing approximately 14.3% of all issued and outstanding common shares as at the Record Date, calculated on a partially diluted basis assuming the exercise of the convertible securities of the Company beneficially owned by MFV only.

Separate Copy of Annual Report or Proxy Materials
If you share an address with another shareholder, each shareholder may not receive a separate copy of our proxy materials. Shareholders who do not receive a separate copy of our proxy materials and who want to receive a separate copy may request to receive a separate copy of our proxy materials by writing to our Chief Financial Officer at Sphere 3D Corp., 895 Don Mills Road, Bldg. 2, Suite 900, Toronto, Ontario M3C 1W3, or by calling 1-416-749-5999. We undertake to deliver promptly a copy of the proxy materials, upon the receipt of such request. Shareholders who share an address and receive multiple copies of our proxy materials may also request to receive a single copy by following the instructions above.

Particulars of Matters to be Acted Upon
To the knowledge of the Company’s directors, the only matters to be placed before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to:

(i)	the election of directors;

(ii)	the appointment of auditors;

(iii)	the amendment of the 2015 performance incentive plan; and

(iv)	the receipt of the financial statements and auditors’ report thereon.
The aforementioned proposals will each be determined by a majority of votes cast at the Meeting by proxy or in person. except for (iv) which requires no vote. The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 25% of the total number of issued Shares having voting rights at the Meeting.
Shareholder Proposals for the Next Annual Meeting
To be considered for inclusion in the Company’s proxy materials for the next annual meeting of shareholders, your proposal must be submitted in writing by no later than July 31, 2019 at 5 p.m. (Eastern Time) to the attention of the Corporate Secretary of the Company at 895 Don Mills Road, Bldg. 2, Suite 900, Toronto, Ontario M3C 1W3. On June 27, 2017, the shareholders of the Company adopted the advance notice by-law No. 2 (“By-Law No. 2”), which establishes the conditions and framework for nominating directors to the Board. By-Law No. 2 sets forth the deadline by which shareholders must submit director nominations to the Company and the information to be provided and other procedures to be followed in respect of such nomination. You are therefore advised to review the Company’s bylaws, which qualify the information set out in this paragraph in its entirety.
Presentation of the Audited Annual Financial Statements
Management, on behalf of the Board, will submit to the shareholders at the Meeting the Consolidated Financial Statements of the Company for the fiscal year ended December 31, 2017, including the Auditor’s Report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken. The Consolidated Financial Statements, including the Auditor’s Report thereon, have been mailed to shareholders who requested them.
Overland Divestiture
As previously announced on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2018, the Company sold all of the issued and outstanding shares of capital stock of Overland Storage, Inc. (the “Overland Divestiture”).

PROPOSAL NO. 1
Election of Directors
The Board presently consists of four directors. All directors are elected annually. The Board has fixed the number of directors to be elected at the Meeting at four. It is proposed that the persons named below will be nominated at the Meeting. Each director elected will hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed pursuant to the Business Corporations Act (Ontario) and the constating documents of the Company, unless his or her office is earlier vacated. It is the intention of the management designees, if named as proxy, to vote FOR the election of said persons to the Board. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, proxies in favor of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his or her proxy that his or her Shares are to be withheld from voting in the election of directors.
The following table sets out the names of persons proposed to be nominated by management for election as a director; all positions and offices with the Company held by them; their principal occupation for the last five years; the periods during which they have served as a director; and the number of shares beneficially owned or controlled, directly or indirectly, by them or over which control or direction is exercised, as of the Record Date.

Name, Position, Province/State, and Country of Residence	Director Since	Principal Occupation	Number of Common Shares (1)	Beneficial Ownership (2)

Cheemin Bo-Linn (3), (4), (5), (6)	April 17, 2017	Chief Executive Officer and President, Peritus Partners, Inc.	4,544	*
Director California, USA
Vivekanand Mahadevan (3), (4), (5), (6)	December 1, 2014	Chief Executive Officer, Dev Solutions, Inc.	3,185	*
Lead Independent Director California, USA
Duncan J. McEwan (3), (4), (5), (6)	May 10, 2017	President, Diligent Inc.	3,596	*
Director Ontario, Canada
Peter Tassiopoulos	March 7, 2014	Chief Executive Officer, Sphere 3D Corp.	500	*
Chief Executive Officer and Chairman Ontario, Canada		Former President, Sphere 3D Corporation
____________
* Less than 1%

(1)	The information as to voting securities beneficially owned, controlled or directed, not being within the knowledge of the Company, has been furnished by the respective nominees individually.

(2)	Based on 1,964,019 shares outstanding as of the Record Date.

(3)	Independent director. See “Corporate Governance - Board of Directors”.

(4)	Member of Audit Committee.

(5)	Member of Compensation Committee.

(6)	Member of the Nominating and Governance Committee.
Management recommends voting FOR the resolution to elect the nominated directors.

Further information about each proposed nominee for director is set out below:
Dr. Cheemin Bo-Linn is the Chief Executive Officer and President of Peritus Partners Inc., an international consulting group recognized for leading companies to increasing business valuation or next level growth or merger and acquisition (“M&A”) and has held this position since January 2013. From September 2010 to November 2012, she was Chief Marketing Officer, Chief Revenue Officer and consultant at NetLine Corporation, a global online multi-channel digital media network, mobile applications and content marketing services company. From July 2006 to August 2010, she was President of Peritus Partners Inc./BL Group. From June1980 to June 2006, she held a number of senior executive business management roles including at IBM as Vice-President of Electronics, and other roles with responsibilities ranging from strategy, marketing, sales, operations and investments across storage and software products and consulting services. She presently serves as Board of Director of SNOMED, a global software language. She previously served as a member of the Board of Directors of multiple public and private companies. She holds a Doctorate in Education focused on “Computer-based Management Information Systems and Organizational Change” from the University of Houston.
Vivekanand Mahadevan has been the Chief Executive Officer of Dev Solutions, Inc., a consulting firm that helps technology startups build next-generation market leaders in data analytics, security, storage and cloud markets since March 2012. Mr. Mahadevan was the Chief Strategy Officer for NetApp, Inc., a supplier of enterprise storage and data management software and hardware products and services, from November 2010 until February 2012. Prior to that time served as Vice President of Marketing for LSI Corporation, an electronics company that designs semiconductors and software that accelerate storage and networking, from January 2009 to September 2010. Prior to LSI Corporation, he was Chief Executive Officer for Deeya Energy, Inc., and has also held senior management positions with leading storage and systems management companies including BMC Software, Compaq, Ivita, and Maxxan Systems. Mr. Mahadevan previously served as a member of the Board of Directors of Violin Memory, Inc. Mr. Mahadevan holds an M.B.A. in Marketing and MS in Engineering from the University of Iowa as well a degree in Mechanical Engineering from the Indian Institute of Technology.
Duncan J. McEwan is president of Diligent Inc., a consulting company he founded in 1991 specializing in M&A and strategic advice for technology-based clients. Mr. McEwan was Executive Vice President and Chief Strategy Officer of Call-Net Enterprises Inc., a provider of long-distance telephone services until it merged into Rogers Communication Inc. (2004-2005); President and Chief Operating Officer of Sprint Canada Inc., an integrated, national telecommunications provider (2001-2004); Chief Executive Officer of Northpoint Canada Communications, a provider of high-speed data and Internet (DSL) lines (2000-2001); Vice President of Business Development of Canadian Satellite Communications (“Cancom”) (1996-1998); and President and Chief Executive Officer of Cancom (1998-2000). Mr. McEwan has been Chairman of the Board of Geminare, Inc. since 2010, an emerging global leader in business continuity and cloud-based software systems and has previously served on a number of other public and private company boards. Mr. McEwan is a graduate of the University of Toronto.
Peter Tassiopoulos is the Chief Executive Officer of the Company, a position he has held since November 14, 2018. Mr. Tassiopoulos served as President of the Company from December 1, 2014 until his appointment to Chief Executive Officer. Mr. Tassiopoulos previously served as the Chief Executive Officer of the Company from March 2013 until December 1, 2014. Mr. Tassiopoulos has extensive experience in information technology business development and global sales as well as leading early-stage technology companies. He was also actively involved as a business consultant prior to his tenure with the Company, including acting as Chief Operating Officer and then Chief Executive Officer of BioSign Technologies Inc. from September 2009 to April 2011 and Chief Executive Officer of IgeaCare Systems Inc. from February 2003 to December 2008.
There are no contracts, arrangements or understandings between any management nominee and any other person (other than the directors and officers of the Company acting solely in such capacity) pursuant to which a nominee is to be elected as a director.

Additional Disclosure Relating to Directors
Except as set out below in “Bankruptcies,” to the knowledge of the Company, no proposed director of the Company:

(a)
is, as at the date of this Circular, or has been, within 10 years before the date of this Circular, a director, chief executive officer or chief financial officer of any company (including the Company) that was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes hereof, “order” means:

i.	a cease trade order;

ii.	an order similar to a cease trade order; or

iii.	an order that denied the relevant company access to any exemption under securities legislation, that was in effect for more than 30 consecutive days.

(b)
is, as at the date of this Circular, or has been within 10 years before the date of this Circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(c)
has, within the 10 years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or

(d)
has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

Bankruptcies
Mr. Mahadevan served as a director of Violin Memory, Inc. (“Violin”) from April 2014 to March 2017 and Dr. Bo-Linn served on the Board of Violin from December 2013 until June 2016. On December 14, 2016, Violin filed for creditor protection under Chapter 11 of the United States Bankruptcy Code. Violin was a public company until April 21, 2017, when it terminated its registration under Section 12(g) of the Securities Exchange Act and emerged from bankruptcy after its assets were acquired in a bankruptcy auction by Quantum Partners LP, a private investment fund managed by Soros Fund Management LLC.

CORPORATE GOVERNANCE
General
National Policy 58-201 - Corporate Governance Guidelines and National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) set out a series of guidelines for effective corporate governance. The guidelines address matters such as the composition and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. Each reporting issuer, such as the Company, must disclose on an annual basis and in prescribed form, the corporate governance practices that it has adopted. The following is the Company’s required annual disclosure of its corporate governance practices.
Director Independence
The Board has determined that the following current directors are independent within the meaning of NI 58-101 and NI 52-110 and NASDAQ Marketplace Rule 5605(a)(2): Cheemin Bo-Linn, Vivekanand Mahadevan and Duncan McEwan. The Board has determined that Peter Tassiopoulos is not independent because of his position as an officer of the Company (holding the position of Chief Executive Officer). As a result, the Board is currently comprised of three independent directors and a majority of independent directors.
Chairman of the Board of Directors and Lead Independent Director
Vivekanand Mahadevan acts as lead independent director in order to ensure appropriate leadership for the independent directors. The lead independent director provides a source of Board leadership complementary to that of a Chairman. The primary responsibilities of the lead independent director are to (i) enhance board effectiveness, including by reviewing and approving that appropriate procedures are in place to allow the Board to function independently from management and (ii) act as liaison between the Board and management and amongst directors. The Board believes that this leadership structure provides the appropriate balance of non-management oversight from the board level.
Meetings of Independent Directors
The independent directors on the Board and each of the committees meet regularly without management (including non-independent directors) present as part of Board meetings scheduled in the ordinary course. During the last completed fiscal year of the Company, the Board and the committees met as follows:

	Meetings Held	Meetings Held Without Management
Board	22	3
Audit Committee	4	4
Nominating and Governance Committee	3	—
Compensation Committee	4	—

Attendance
During the last completed fiscal year of the Company, the Board met a total of 22 times. The attendance record of each director is set out below.

Director	Meetings Attended
Peter Ashkin(1)	9
Cheemin Bo-Linn(2)	12
Glenn Bowman(3)	8
Eric L. Kelly(4)	22
Vivekanand Mahadevan	20
Duncan McEwan(5)	13
Peter Tassiopoulos	20
____________

(1)	Mr. Ashkin resigned from the Board on June 27, 2017.

(2)	Dr. Bo-Linn joined the Board on April 17, 2017.

(3)	Mr. Bowman resigned from the Board on April 13, 2017.

(4)	Mr. Kelly resigned from the Board on November 14, 2018 following the Overland Divestiture.

(5)	Mr. McEwan joined the Board on May 10, 2017.
Directorships
The Board has a policy of reviewing directorships and committee appointments held by directors in other public companies, ensuring each director is able to fulfill his or her duties and that conflicts of interest are avoided. No directors currently serve on the board of any other public company.
The Board’s Role in Risk Oversight and Mandate of the Board
The mandate of the Board is to supervise the management of the business and affairs of the Company with a view to evaluate, on an ongoing basis, whether the Company’s resources are being managed in a manner consistent with enhancing shareholder value, ethical considerations and corporation social responsibility. Such mandate includes, without limitation, responsibility for risk oversight. While the full Board is charged with ultimate oversight responsibility for risk management, committees of the board also have responsibilities with respect to various aspects of risk management oversight.
The mandate of the Board adopted on March 27, 2015 sets out the key responsibilities of the Board in fulfilling its role. The full text of the Board’s mandate is attached as Appendix A to this Proxy Statement. The board’s principal responsibilities relate to the stewardship of management and are summarized below:

(i)	reviews and approves the Company’s strategic planning process and periodic capital and operating plans;

(ii)
reviews the Company’s human resources policies, including the approval of the compensation of executive officers, and implements succession planning, including appointing, counseling and monitoring the performance of executive officers;

(iii)	with assistance from the Nominating and Governance Committee, adopts and enforces good corporate governance practices;

(iv)	oversees the management of risks and the implementation of internal control;

(v)
established policies and procedures for the disclosure of reliable and timely information to shareholders and other stakeholders, and for the proper communication with shareholders, customers and governments; and

(vi)
reviews policies and procedures to confirm ethical behaviors of the Company and its employees, monitors compliance with applicable laws and legislation, and satisfies itself as to the integrity of the executive officers and throughout the Company; and with assistance from the Nominating and Governance Committee, assesses the performance of the Board, its committees and each director.

Position Descriptions
The Board has adopted a written position description for the Chairman, which is set out in the Board Mandate attached hereto as Appendix A. The Chairman is principally responsible for overseeing the operations and affairs of the Board. The Board has not developed written position descriptions for the Chief Executive Officer or the Chair of each Board committee. The Board committees each has a written charter which orients the conduct of the Chair of each committee. See “Corporate Governance - Board Committees”. The Chief Executive Officer’s role and responsibilities are set forth in the Chief Executive Officer’s employment agreement, and annual performance metrics and goals are established and approved by the Board and the Compensation Committee.
Orientation and Continuing Education
The Board has not adopted a formal policy on the orientation and continuing education of new and current directors. When a new director is appointed, the Board delegates individual directors the responsibility for providing an orientation and education program for such new director. This may be delivered through informal meetings between the new directors and the Board and senior management, complemented by presentations on the main areas of the Company’s business, and on the role of the Board, of the Board’s committees and of directors. When required, the Board may arrange for topical seminars to be provided to members of the Board or committees of the Board. Such seminars may be provided by one or more members of the Board and management or by external professionals.
Measures to Encourage Ethical Business Conduct
The Board has adopted a Code of Business Conduct and Ethics Policy (the “Code”) to govern the business-related conduct of all employees, officers, directors, agents and contractors of the Company to maintain the highest standards of ethical conduct in corporate affairs. This Code is intended to comply with applicable securities legislation and stock exchange rules. Specifically, the purpose of this Code is (i) to encourage among the Company’s representatives a culture of honesty, accountability and mutual respect; (ii) to provide guidance to help the Company’s representatives recognize ethical issues; and (iii) to provide mechanisms to support the resolution of ethical issues.
The Board also monitors compliance by requiring directors and officers to declare any conflicts of interest or any other situation that could represent a potential violation of any applicable rules and regulations. When applicable, the Board will receive reports from management regarding any allegations of unethical conduct. The Company has implemented a Whistleblower Policy that includes an employee complaint “hotline” to allow employees to report any ethical or financial/accounting concerns on a confidential or anonymous basis.
The Nominating and Governance Committee regularly reviews the Code, the process for administering the Code and compliance with the Code. Any changes to the codes are considered by the Board for approval. The Code can be found on the Company’s website at http://investors.sphere3d.com and on SEDAR at www.sedar.com.
Nomination of Directors and Officers
During 2017, the Board as a whole was responsible for identifying and evaluating qualified candidates for nomination to the Board. The Company recognizes the importance and benefit of having a Board and executive officers comprised of highly talented and experienced individuals who reflect the diversity of the Company’s stakeholders, including its customers and employees and the changing demographics of the communities in which the Company operates.

While the Board has not adopted a formal written policy, the Board and the Nominating and Governance Committee will, when identifying candidates to nominate for election to the Board or appoint as executive officers:

(i)
consider the competency and skills that the Board considers necessary for the Board, as a whole, to possess, the competency and skills that the Board considers each existing director to possess, the competency and skills that each new nominee will bring to the Board, and the ability of each new nominee to devote sufficient time and resources to his or her duties as a director;

(ii)
consider individuals who are highly qualified, based on their talents, experience, functional expertise and personal skills, character and qualities having regarding to the Company’s current and future plans and objectives, as well as anticipated regulatory and market developments;

(iii)
consider the level of representation of women on the Board and in executive officer positions along with other markers of diversity when making recommendations for nominees to the Board or for appointment as executive officers and in general with regard to succession planning for the Board and executive officers; and

(iv)	as required, engage qualified independent external advisors to assist the Board in conducting its search for candidates that meet the Board’s criteria regarding skills, experience and diversity.
Industry and institutional knowledge along with commitment and expertise are vital to the successful functioning of the Board. Given the nature and size of the Company’s business and its industry, the Board has determined that while it is committed to fostering diversity among board members, it would be unduly restrictive and not in the best interests of the Company to adopt specific director term limits. Diversity and Board renewal will be supported through the other mechanisms designed to address the needs of the Company (as described elsewhere in this Proxy Statement) and not through the imposition of arbitrary term limits.
Given the nature and size of the Company’s business and its industry, it may be challenging for the Company to identify a qualified pool of candidates that adequately reflects the various diverse characteristics that the Company seeks to promote. The Company has therefore not adopted any specific women representation targets, but will promote its objectives through the initiatives set out in this Proxy Statement with a view to identifying and fostering the development of a suitable pool of candidates for nomination or appointment over time. As of the date of this Proxy Statement, of the four directors serving on the Board, one (25%), namely Dr. Bo-Linn, is a woman. If all four nominees for election as director are elected, one woman (25%) will serve on the Board. Although the Company has not adopted a written policy in this respect, it is conscious of the value of female representation within a group. At this time, one woman holds a position as "executive officer" of the Company, as that term is defined under NI 58-101.
Effective March 21, 2013, the Board established a Nominating and Governance Committee as a standing committee of the Board, the primary function of which is to oversee corporate governance activities as described above. See “Corporate Governance - Assessment of Directors, the Board and Board Committees”.
Assessment of Directors, the Board and Board Committees
The Nominating and Governance Committee assesses and provides recommendations on an annual basis to the Board on the effectiveness of the Board as a whole, the committees, and the contribution of individual directors. All directors are free to make suggestions on improvement of the Board’s practices at any time and are encouraged to do so. The Chair of the Nominating and Governance Committee will also meet regularly with each director to discuss such director’s performance and such director’s assessment of the Board, the committees’ and other directors’ performance.
Board Committees
The Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The mandate, organization, powers and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, along with other Corporate Governance documents can be found on the Company’s website at http://investors.sphere3d.com.

Audit Committee
We have a standing audit committee as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, the primary function of which is to assist the Board in fulfilling its financial oversight responsibilities, which includes monitoring the quality and integrity of the Company’s financial statements and the independence and performance of the Company’s external auditor, acting as a liaison between the Board and the Company’s external auditor, reviewing the financial information that will be publicly disclosed and reviewing all audit processes and the systems of internal controls management that the Board has established.
The Audit Committee is comprised of the following directors: Dr. Bo-Linn (Chair), and Messrs. McEwan and Mahadevan. Each of the members of the Audit Committee is independent and “financially literate” within the meaning of NI 52-110. In addition to being independent under NASDAQ Marketplace Rule 5605(a)(2), all members of the Audit Committee must meet the additional independence standards for audit committee members set forth in Rule 10A-3(b)(1) of the Exchange Act and NASDAQ Marketplace Rule 5605(c)(2)(A). The Board of Directors has determined that Dr. Bo-Linn qualifies as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Messrs. Bowman and Ashkin served on the Audit Committee until their resignations from the Board on April 13, 2017 and June 27, 2017, respectively.
Compensation Committee
The Compensation Committee is a standing committee of the Board, the primary functions of which are to set performance guidelines for and evaluate the performance of the Chief Executive Officer, review and approve the compensation programs for the Chief Executive Officer and the Company’s other executive officers and members of senior management (subject, in the case of equity-based compensation, to approval by the Board in accordance with applicable laws), review and make recommendations to the Board with respect to, succession planning, review and administer the Company’s long-term incentive plans(s), review and approve other compensation and benefit programs of the Company, and review the Company’s general human resources policies with senior management.
The Compensation Committee is comprised of the following directors: Messrs. McEwan (Chair), Mahadevan and Dr. Bo-Linn, all of which are independent as per the definition set forth in NI 52-110. Messrs. Bowman and Ashkin served on the Compensation Committee until their resignations from the Board on April 13, 2017 and June 27, 2017, respectively. Late in 2017, the Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) to serve as its independent compensation consultant and provide advice on certain changes to the Company’s employment and other arrangements with the named executive officers and other key employees. These changes were approved by the Compensation Committee in December 2017 and are described in detail under “Executive Officer Compensation” below. Except for the consulting services provided to the Compensation Committee, Pearl Meyer did not perform any other services for the Company or its management.
Nominating and Governance Committee
The Nominating and Governance Committee is a standing committee of the Board, the primary functions of which is to provide the Board with advice and recommendations relating to corporate governance in general, including, without limitation, all matters relating to the stewardship role of the Board in respect of the management of the Company, Board size and composition including the identification of new nominees to the Board and leading the candidate selection process, and orientation of new members, Board compensation, and such procedures as may be necessary to allow the Board to function independently of management.
The Nominating and Governance Committee annually reviews and assesses the effectiveness of the Board as a whole, the effectiveness and membership of the Board committees, and the contribution of the individual directors and makes such recommendations to the Board arising out of such review as it deems appropriate.
The Nominating and Governance Committee is comprised of the following directors: Messrs. Mahadevan (Chair), Dr. Bo-Linn and Mr. McEwan all of whom are independent as per the definition set forth in NI 52-110. Messrs. Bowman and Ashkin served on the Nominating and Governance Committee until their resignations from the Board on April 13, 2017 and June 27, 2017, respectively.

Communications by Shareholders with Directors
Shareholders may communicate with the Board, or any individual director, by transmitting correspondence by mail, facsimile or email, addressed as follows: Board of Directors (or individual director), c/o the Secretary of the Company. The Secretary will forward such communications to the Board or to the identified director(s), although spam, junk mail, mass mailings, solicitations, advertisements and communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by the Secretary.
Indebtedness of Directors and Executive Officers
As at the date hereof, no director, executive officer, senior officer, employee, proposed director or former director, executive officer, senior officer or employee of the Company or any of its subsidiaries or any associate of any of the foregoing persons is or has been, at any time since the beginning of the most recently completed financial year of the Company, indebted to the Company or its subsidiaries, nor at any time since the beginning of the most recently completed financial year of the Company has any indebtedness of any such person been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.
Indemnification of Our Executive Officers and Directors
In accordance with the by-laws of the Company, directors and officers are each indemnified by the Company against all liability and costs arising out of any action or suit against them from the execution of their duties, provided that they have carried out their duties honestly and in good faith with a view to the best interests of the Company and have otherwise complied with the provisions of applicable corporate law.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common shares to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the Securities and Exchange Commission (the “SEC”). Executive officers, directors, and greater-than-ten-percent holders are required to furnish us with copies of all Section 16(a) forms they file. We were a foreign private issuer until January 1, 2018. By virtue of our status as a foreign private issuer for the year ended December 31, 2017, our executive officers, directors and persons who beneficially own more than 10% of our common shares were not required to file Section 16 reports of their beneficial ownership or changes in beneficial ownership prior to January 1, 2018.
Code of Ethics
We have adopted a code of ethics that applies to the members of our board of directors, executive officers and all employees. Such code is posted on the Company’s website and is available at www.sphere3d.com. If we make any substantive amendments to the Code of Business Conduct and Ethics Policy or grant any waiver from a provision of the code applying to our principal executive officer or our principal financial or accounting officer, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

PROPOSAL NO. 2
Appointment of Auditors
The persons named in the enclosed form of proxy intend to vote for the appointment of Moss Adams LLP (“Moss Adams”) as auditors of the Company to hold office until the next annual meeting of shareholders and to authorize the directors of the Company to fix the auditors’ remuneration. The engagement of Moss Adams was approved by our Audit Committee and by our Board. Moss Adams has served as the Company’s auditors since January 30, 2015. A representative of Moss Adams is not expected to be present at the annual meeting. On the representations of the said auditors, neither the firm nor any of its partners has any direct financial interest nor any material indirect financial interest in the Company or any of its subsidiaries nor has had any connection during the past three years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.
Additional information on our auditors is available in our Annual Report on Form 10-K for the year ended December 31, 2017 under the heading “Principal Accountant Fees and Services”. Our Annual Report on Form 10-K is available on EDGAR at www.sec.gov, SEDAR at www.sedar.com and on our website at www.sphere3d.com.
Management recommends voting FOR the resolution to appoint Moss Adams LLP, Certified Public Accountants, as the Company’s auditors and to authorize the Board to fix their remuneration.
PRINCIPAL ACCOUNTING FEES AND SERVICES
The aggregate fees incurred by the Company’s current external auditor, Moss Adams, in each of the last two years for audit and other fees are as follows (in thousands):

	2017	2016
Audit fees(1)	$525	$514
Audit-related fees(2)	59	10
Tax fees(3)	1	9
All other fees(4)	—	—
Total	$585	$533
___________________

(1)
Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual consolidated financial statements, which were provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under audit fees.

(3)	Tax fees consist of fees billed for professional services rendered for IRS Section 302 net operating loss limitation study.

(4)	All other fees consist of fees for products and services other than the services reported above. There were no such services rendered to us.
Pre-Approval Policies and Procedures
The Audit Committee has the authority to pre-approve all non-audit services to be provided to the Company by its independent auditor. All services provided by Moss Adams during the years 2017 and 2016 were pre-approved by the Audit Committee.

PROPOSAL NO. 3
Amendment of the Company’s 2015 Performance Incentive Plan
At the Meeting, shareholders will be asked to approve amendments to the Sphere 3D Corp. 2015 Performance Incentive Plan (the “2015 Plan”) as described below. The 2015 Plan was initially approved by the shareholders on June 18, 2015. The proposed amendments to the 2015 Plan, described below, were adopted by the Board on November 19, 2018, subject to shareholder approval. The persons named in the enclosed form of proxy intend to vote FOR the amendment of the 2015 Plan.
The proposed amendments to the 2015 Plan provide that the maximum number of the Company’s common shares that may be issued under the 2015 Plan (described below as the “Share Limit”) will automatically increase on the first trading day of April 2019 by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on March 31, 2019 or (ii) such number of common shares as may be established by the Board, and will automatically increase on the first trading day in January of each calendar year thereafter during the term of the 2015 Plan (commencing with January 2020) by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on December 31 of the immediately preceding calendar year, or (ii) such number of common shares as may be established by the Board. As of the Record Date, a total of 69,843 shares were subject to outstanding awards granted under the 2015 Plan, and 352,362 shares were then available for new award grants under the 2015 Plan before taking the proposed share increase into account.
The proposed amendments to the 2015 Plan would also eliminate certain provisions that allowed the Company to grant awards under the plan intended to qualify as “performance-based compensation” under Section 162(m) of the U.S. Internal Revenue Code as these provisions are no longer needed in light of recent changes in U.S. tax laws. In addition, the proposed amendments would increase the number of shares that may be issued pursuant to “incentive stock options” (as defined under U.S. tax laws) granted under the 2015 Plan from 38,966 shares to 200,000 shares. (For clarity, any shares issued in respect of incentive stock options granted under the 2015 Plan will also count against the overall share limit for the plan.)
The Company believes that incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the 2015 Plan are an important attraction, retention and motivation tool for participants in the plan. The Board believes that the number of shares currently available for new award grants under the 2015 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives and, accordingly, recommends the proposed amendments and provide for the share limit to be automatically increased each year as described above.
If shareholders do not approve the proposed amendment of the 2015 Plan, the existing share limit and other terms of the 2015 Plan will continue in effect.
Summary Description of the 2015 Performance Incentive Plan
The principal terms of the 2015 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2015 Plan, as proposed to be amended, which appears as Appendix C to this Proxy Statement.
Purpose. The purpose of the 2015 Plan is to promote the success of the Company and the interests of our shareholders by providing an additional means for us to attract, motivate, retain and reward selected employees and other eligible persons through the grant of awards. Equity-based awards are also intended to further align the interests of award recipients with that of our shareholders.
Administration. Our Board or one or more committees appointed by our Board (in the manner and on the terms authorized by the Board) administers the 2015 Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted, to the extent permitted by applicable laws (the appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).

Subject to the express provisions of the 2015 Plan and applicable laws, the Administrator has broad authority under the 2015 Plan, including, without limitation, the authority:

•	to select eligible participants and determine the type(s) of award(s) that they are to receive;

•
to grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;

•
to determine any applicable vesting and exercise conditions for awards (including any applicable performance-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	subject to the other provisions of the 2015 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;

•
to determine the method of payment of any purchase price for an award or Company common shares delivered under the 2015 Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or electronic funds transfer, by the delivery of already-owned Company common shares or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;

•
to modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where the Company or one of its subsidiaries operates or where one or more eligible participants reside or provide services;

•	to approve the form of any award agreements used under the 2015 Plan; and

•	to construe and interpret the 2015 Plan, make rules for the administration of the 2015 Plan, and make all other determinations necessary or advisable for the administration of the 2015 Plan.
No Repricing. In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below, or any repricing that may be approved by shareholders) will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.
Eligibility. Persons eligible to receive awards under the 2015 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 50 officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the Company’s three non-employee directors, are considered eligible under the 2015 Plan.
Authorized Shares; Limits on Awards. Currently, the maximum number of the Company’s common shares that can be issued under the 2015 Plan is equal to the sum of (i) 640,843 shares, plus (ii) the number of any shares subject to stock options granted under our Second Amended and Restated Stock Option Plan (the “Prior Plan”) and outstanding as of June 18, 2015 (the date our shareholders approved the 2015 Plan) which expire, or for any reason are cancelled or terminated, after June 18, 2015 without being exercised (such total number of shares, the “Share Limit”). As of the Record Date, 4,479 shares had become available for new award grants under the 2015 Plan pursuant to clause (ii) above as a result of the cancellation or termination of stock options granted under the Prior Plan after June 18, 2015 and on or before the Record Date, and 10,137 shares were then subject to options that remained outstanding under the Prior Plan. No new awards may be granted under the Prior Plan.
If our shareholders approve this 2015 Plan proposal, the Share Limit described above will automatically increase on the first trading day in April 2019 by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on March 31, 2019 or (ii) such number of common shares as may be established by the Board, and will automatically increase on the first trading day in January of each calendar year thereafter during the term of the 2015 Plan (commencing with January 2020), by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on December 31 of the immediately preceding calendar year, or (ii) such number of common shares as may be established by the Board.
The 2015 Plan generally provides that the number of Shares that are then available for new award grants under the plan, as well as the number of Shares subject to then-outstanding awards under the plan and the exercise prices of such awards, will be proportionately adjusted as described below under “Adjustments” in the event of a stock split, reverse stock split or similar event affecting the Shares.
In addition to the Share Limit, the 2015 Plan also provides that the maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the 2015 Plan is 38,966 shares. If our shareholders approve this 2015 Plan proposal, this sub-limit on incentive stock options will be increased to 200,000 shares. (For clarity, any shares issued in respect of incentive stock options granted under the 2015 Plan will also count against the overall Share Limit described above.)
Except as provided in the next sentence, shares that are subject to or underlie awards granted under the 2015 Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2015 Plan shall again be available for subsequent awards under the 2015 Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award granted under the 2015 Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any award granted under the 2015 Plan, shall be available for subsequent awards under the 2015 Plan. To the extent that an award granted under the 2015 Plan is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under the 2015 Plan. In the event that shares are delivered in respect of a dividend equivalent right granted under the 2015 Plan, the number of shares actually delivered with respect to the award shall be counted against the share limits of the 2015 Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of shares actually delivered with respect to the award shall be counted against the share limits of the 2015 Plan. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 15,000 shares shall be charged against the Share Limit with respect to such exercise.) In addition, the 2015 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another Company will not count against the shares available for issuance under the 2015 Plan. The Company may not increase the applicable share limits of the 2015 Plan by repurchasing Company common shares on the market (by using cash received through the exercise of stock options or otherwise).
Types of Awards. The 2015 Plan authorizes stock options, stock appreciation rights, and other forms of awards granted or denominated in the Company’s common shares or units of the Company’s common shares, as well as cash bonus awards. The 2015 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash.

A stock option is the right to purchase Company common shares at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a Company common share on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2015 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2015 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.
A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a Company common share on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a Company common share on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant. Options and stock appreciation rights may be fully vested at grant or may be subject to time- and/or performance-based vesting requirements.
The other types of awards that may be granted under the 2015 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units or phantom stock (which are contractual rights to receive shares of stock, or cash based on the fair market value of a share of stock), dividend equivalents which represent the right to receive a payment based on the dividends paid on a share of stock over a stated period of time, or similar rights to purchase or acquire shares, and cash awards.
Any awards under the 2015 Plan may be fully-vested at grant or may be subject to time- and/or performance-based vesting requirements.
Dividend Equivalents; Deferrals. Subject to applicable laws, the Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the 2015 Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding Company common shares, provided that as to any dividend equivalent rights granted in connection with an award granted under the 2015 Plan that is subject to performance-based vesting requirements, no dividend equivalent payment will be made unless the related performance-based vesting conditions of the award are satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related performance-based vesting conditions are not satisfied).
Assumption and Termination of Awards. If an event occurs in which the Company does not survive (or does not survive as a public corporation in respect of its common shares), including, without limitation, a dissolution, merger, combination, consolidation, conversion, exchange of securities, or other reorganization, or a sale of all or substantially all of the business, stock or assets of the Company, awards then-outstanding under the 2015 Plan will not automatically become fully vested pursuant to the provisions of the 2015 Plan so long as such awards are assumed, substituted for or otherwise continued. However, if awards then-outstanding under the 2015 Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested, subject to any exceptions that the Administrator may provide for in an applicable award agreement. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2015 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event or in connection with a termination of the award holder’s employment.

Transfer Restrictions. Subject to certain exceptions contained in Section 5.7 of the 2015 Plan, awards under the 2015 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).
Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2015 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, amalgamations, combinations, conversions, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders (except as noted above under “Authorized Shares; Limits on Awards”).
No Limit on Other Authority. The 2015 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common shares, under any other plan or authority.
Termination of or Changes to the 2015 Plan. The Board may amend or terminate the 2015 Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or deemed necessary or advisable by the Board. Unless terminated earlier by the Board and subject to any extension that may be approved by shareholders, the authority to grant new awards under the 2015 Plan will terminate on May 14, 2025. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.
U.S. Federal Income Tax Consequences of Awards under the 2015 Plan
The U.S. federal income tax consequences of the 2015 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2015 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences (including the treatment of awards under Canadian tax laws).
With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.
The current federal income tax consequences of other awards authorized under the 2015 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2015 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the U.S. Internal Revenue Code, the aggregate compensation in excess of $1,000,000 attributable to awards held by current or former named executive officers may not be deductible by the Company in certain circumstances.
Specific Benefits under the 2015 Performance Incentive Plan
The Company has not approved any awards that are conditioned upon shareholder approval of the proposed amendment of the 2015 Plan. The Company is not currently considering any other specific award grants under the 2015 Plan.
The closing market price for a Company common share as of the Record Date was $2.61 per share.
Equity Compensation Plan Information
The Company currently maintains the Prior Plan, the 2015 Plan, and a 2015 Employee Stock Purchase Plan, which have been approved by the Company’s shareholders. No new awards may be granted under the Prior Plan.
The following table sets forth the number of the Company’s common shares subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants under the Prior Plan, the 2015 Plan, and the Employee Stock Purchase Plan as of December 31, 2017.

Plan Category	(a) Number of Common Shares to be Issued Upon Exercise of Outstanding Options and Rights	(b) Weighted-average Exercise Price of Outstanding Options and Rights(1)	(c) Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a))
Equity compensation plans approved by our shareholders(2)	141,622	$238.59	133,772
Equity compensation plans not approved by our shareholders(3)	7,305	—	—
Total	148,927		133,772
_________________

(1)	The weighted-average exercise prices do not reflect shares subject to outstanding awards of restricted stock units.

(2)
Of the aggregate number of Shares that are to be issued upon exercise of outstanding options and rights as reported in column (a), 130,785 were subject to outstanding awards under the 2015 Plan and 10,837 were subject to outstanding awards under the 2012 Plan as of December 31, 2017. This table does not include the equity awards we assumed in connection with our acquisition of Overland in December 2014. As of December 31, 2017, an additional 147 of our common shares were subject to outstanding stock options we assumed in the acquisition (at a weighted average exercise price of $2,114.08 per share). Of the aggregate number of shares that remained available for future issuance reported in column (c), 96,272 were available under the 2015 Plan and 37,500 were available under the ESPP. The 2015 Plan permits the granting of the following types of incentive awards: stock options, stock appreciation rights, restricted shares, and stock units.

(3)
These figures represent stock units (the “Inducement Stock Units”) granted to certain employees as an inducement to their commencing employment with us as provided under the Nasdaq listing rules. The Inducement Stock Units are generally subject to the same terms as stock units granted under the 2015 Plan. The Inducement Stock Units vest over three years and are subject to earlier termination in the case of termination of the employee’s employment or a change in control of the Company.

Aggregate Past Grants Under the 2015 Plan
The following table shows information, for the persons and groups identified below, regarding the distribution of awards with respect to common shares of the Company subject to awards granted under the 2015 Plan as of the Record Date.

	Shares Subject to Past Stock Option Grants	Shares Subject to Past Stock and Stock Unit Awards

Named Executive Officer:
Eric L. Kelly(1)	700	44,737
Peter Tassiopoulos(2)	700	7,800
Kurt L. Kalbfleisch	500	24,100
Jenny C. Yeh	—	21,083
Total for all current executive officers	1,200	62,667
Total for all current non-employee directors	—	11,318
Total for all other individuals who have received awards (excluding current executive officers and directors)	13,634	266,177
Total for all award recipients	14,834	340,162
_________________

(1)
Subsequent to Board approval, Mr. Kelly irrevocably declined a restricted stock unit for 6,000 shares granted in July 2017. As a result of the Overland Divestiture, Mr. Kelly resigned from the Board on November 14, 2018.

(2)
Subsequent to Board approval, Mr. Tassiopoulos irrevocably declined a restricted stock unit for 2,800 shares and an option to purchase 700 shares granted in August 2015 and a restricted stock unit for 5,000 shares granted in July 2017.

Vote Required
The affirmative vote of a majority of votes cast by shareholders represented in person or by proxy at the Meeting is required to approve the proposal.
All members of the Board and all of the Company’s executive officers are eligible for awards under the 2015 Plan and thus have a personal interest in the approval of the proposed amendment to the 2015 Plan.
The Board unanimously recommends voting FOR the Plan Amendment Resolution.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements and the related schedule in the Annual Report with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.
The Committee is governed by a charter. The Committee held four meetings during fiscal year 2017. The Committee is comprised solely of independent directors as defined by the Nasdaq listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The meetings of the Committee are designed to facilitate and encourage communication among the Committee, the Company, the Company’s internal audit function and the Company’s independent registered public accounting firm.
The Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.
The Committee reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements and related schedule with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), including PCAOB Auditing Standard No. 16, Communication With Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, regarding the firm’s communications with the Committee concerning the firm’s independence and has discussed with the independent registered public accounting firm the firm’s independence from Company management and the Company and considered the compatibility of non-audit services with the firm’s independence.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017 filed by the Company with the Securities and Exchange Commission.
THE AUDIT COMMITTEE:
Cheemin Bo-Linn, Chairman
Vivekanand Mahadevan
Duncan McEwan

Information about our Officers and Directors
The following table sets forth the name, age, and position of our directors and executive officers as of November 28, 2018:

Name	Age	Director Since	Position with our Company
Cheemin Bo-Linn(1)	65	April 17, 2017	Director, Chair of Audit Committee
Vivekanand Mahadevan(1)	65	December 1, 2014	Director, Chair of Nominating and Governance Committee
Duncan McEwan(1)	65	May 10, 2017	Director, Chair of Compensation Committee
Peter Tassiopoulos	50	March 7, 2014	Chief Executive Officer and Chairman
Kurt L. Kalbfleisch	52	N/A	Senior Vice President, Chief Financial Officer and Secretary
Joseph L. O’Daniel	48	N/A	President
Jenny C. Yeh	44	N/A	Senior Vice President and General Counsel
_______________

(1)	Member of Audit Committee, Compensation Committee and Nominating and Governance Committee.
Each of the above-listed directors served in such capacities for all of fiscal 2017 except for Dr. Bo-Linn who was appointed to the Board and each committee on April 17, 2017 following the resignation of Glenn Bowman from the Board and Mr. McEwan who was appointed to the Board and each committee on June 28, 2017 following the resignation of Peter Ashkin from the Board. There are no family relationships between any of our directors or executive officers, and there are no arrangements or understandings between any of the directors and any other person pursuant to which such director was or is selected as a director. As previously disclosed on the Current Report on Form 8-K filed on November 16, 2018, in connection with the Overland Divestiture, the Board appointed Peter Tassiopoulos to serve as the Company’s Chief Executive Officer and appointed Joseph O’Daniel as President of the Company to succeed Mr. Tassiopoulos in such position. Each such appointment was effective as of November 14, 2018. As a result of Mr. Tassiopoulos’ appointment, Eric Kelly ceased to serve as the Company’s Chief Executive Officer and no longer holds any positions with the Company.
Kurt L. Kalbfleisch has served as Senior Vice President and Chief Financial Officer of the Company since December 1, 2014. Mr. Kalbfleisch had 20 years of service with Overland and served as Overland's Senior Vice President since June 2012, Chief Financial Officer since February 2008, and Secretary since October 2009. Prior to that, he served as Overland's Vice President of Finance from July 2007 to June 2012. Mr. Kalbfleisch also serves on the board of Paladin Group.
Joseph L. O’Daniel has served as President of the Company since November 14, 2018. Since January 2017, Mr. O’Daniel, served as a Vice President and President of Virtualization and Professional Services for the Company. He previously served as president and chief executive officer of Unified ConneXions, Inc. from 2001 and as founder of HVE ConneXions, LLC from April 2013 until their acquisitions by the Company in January 2017. Mr. O’Daniel has over 20 years of experience in the virtualization and technology industry and has extensive experience in executive leadership positions.
Jenny C. Yeh has served as Vice President and General Counsel of the Company since October 5, 2015 and Senior Vice President and General Counsel since November 9, 2017. Prior to joining the Company, Ms. Yeh served as Executive Counsel, Transactions and Finance, at General Electric Company where she was a senior legal advisor to GE Corporate business development group, supporting global corporate strategy and transactions across all GE industrial businesses worldwide. From 2007 to 2011, Ms. Yeh was a corporate partner at Baker & McKenzie LLP, where she advised clients in general corporate and securities matters, with a specialization in complex cross-border transactions. Ms. Yeh holds a Juris Doctorate from Georgetown University Law Center, and Bachelor of Arts degrees from the University of California at Berkeley.

Executive Compensation
For purposes of Executive Compensation, the Company’s named executive officers (the “NEOs”) are determined under rules prescribed by the U.S. Securities and Exchange Commission and generally include: (1) each individual who, at any time during the year, served as the Company’s chief executive officer or chief financial officer, (2) up to three other individuals serving as executive officers on the last day of the year, and (3) up to two other individuals who served as executive officers during the year and are not serving as executive officers on the last day of the year.
For fiscal 2017, the NEOs were Eric L. Kelly, Chief Executive Officer of the Company; Peter Tassiopoulos, President of the Company; Kurt L. Kalbfleisch, Senior Vice President and Chief Financial Officer of the Company; and Jenny C. Yeh, Senior Vice President and General Counsel of the Company.
All share and per share amounts herein have been adjusted to give effect to the November 5, 2018 1-for-8 share consolidation.
Summary Compensation Table
The following table summarizes the compensation earned during the fiscal years ended December 31, 2017 and 2016 by our principal executive officer, our principal financial officer, and our other most highly compensated executive officers (referred to as our “named executive officers”).

Name and Principal Position	Year	Salary ($)	Share- based Awards ($)		Non-equity Incentive Plan Compensation(1) ($)	All Other Compensation(2) ($)	Total Compensation ($)

Eric L. Kelly(3)	2017	400,000	889,900	(4)	100,000	61,718	1,451,618
Chief Executive Officer	2016	400,000	—		150,000	17,674	567,674
Peter Tassiopoulos(3)(5)	2017	237,548	157,000	(6)	59,387	4,643	458,578
President	2016	214,480	—		91,752	3,417	309,649
Kurt L. Kalbfleisch	2017	300,000	478,912	(7)	45,000	36,984	860,896
Senior Vice President and Chief Financial Officer	2016	300,000	—		67,500	23,593	391,093
Jenny C. Yeh	2017	300,000	439,552	(8)	15,000	15,995	770,547
Senior Vice President and General Counsel	2016	300,000	173,100	(9)	22,500	6,308	501,908
_______________

(1)
The amounts shown in the “Non-equity Incentive Plan Compensation” column represent bonuses awarded to the named executive officer for the applicable year under our bonus program in effect for that year.

(2)
The amounts shown in the “All Other Compensation” column reflect amounts we paid on the named executive officers’ behalf for health insurance and life insurance premiums and certain out-of-pocket medical expenses.

(3)
As previously disclosed on the Current Report on Form 8-K filed on November 16, 2018, in connection with the Overland Divestiture, the Board appointed Mr. Tassiopoulos to serve as the Company’s Chief Executive Officer, effective November 14, 2018. As a result of Mr. Tassiopoulos’ appointment, Mr. Kelly ceased to serve as the Company’s Chief Executive Officer and no longer holds any position with the Company.

(4)
This amount is comprised of two awards: i) a restricted stock unit for 6,000 shares granted on July 10, 2017 and was valued at $31.40 per share on the grant date (the closing market price for a share of our common stock on that date); and ii) a restricted stock unit for 35,937 shares granted on December 18, 2017 and was valued at $19.52 per share on the grant date (the closing market price for a share of our common stock on that date). Mr. Kelly irrevocably declined his restricted stock unit granted on July 10, 2017 subsequent to Board approval.

(5)
The dollar amounts reported for Mr. Tassiopoulos in the above table are presented after conversion from Canadian dollars to U.S. dollars. For 2017 and 2016, the average U.S. dollar to Canadian dollar conversion rate in effect was 1.305 and 1.3275, respectively.

(6)
This award is a restricted stock unit which was granted on July 10, 2017 and was valued at $31.40 per share on the grant date (the closing market price for a share of our common stock on that date). Mr. Tassiopoulos irrevocably declined this award subsequent to Board approval.

(7)
This amount is comprised of two awards: i) a restricted stock unit for 4,000 shares granted on July 10, 2017 and was valued at $31.40 per share on the grant date (the closing market price for a share of our common stock on that date); and ii) a restricted stock unit for 18,100 shares granted on December 18, 2017 and was valued at $19.52 per share on the grant date (the closing market price for a share of our common stock on that date).

(8)
This amount is comprised of two awards: i) a restricted stock unit for 4,000 shares granted on July 10, 2017 and was valued at $31.40 per share on the grant date (the closing market price for a share of our common stock on that date); and ii) a restricted stock unit for 16,083 shares granted on December 18, 2017 and was valued at $19.52 per share on the grant date (the closing market price for a share of our common stock on that date).

(9)	This award is a restricted stock unit which was granted on August 9, 2016 and was valued at $173.10 per share on the grant date (the closing market price for a share of our common stock on that date).

Outstanding Equity Awards at 2017 Fiscal Year-End
The following table provides information about the current holdings of stock and option awards by our named executive officers at December 31, 2017. Under the terms of the retention agreements with Messrs. Kelly and Kalbfleisch and Ms. Yeh, each of these awards, to the extent outstanding and unvested, became eligible for accelerated vesting at the closing of the Overland Divestiture, provided they execute a release of claims.

Name		Option-based Awards				Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price(1) ($)	Option Expiration Date	Number of Units of Stock Not Vested (#)		Market Value of Units of Stock Not Vested(2) ($)
		Exercisable	Unexercisable
Eric L. Kelly	7/9/2013	4,250	—	99.60	7/8/2023	—		—
	9/16/2013	125	—	410.72	9/15/2023	—		—
	8/26/2015	700	—	542.00	8/26/2021	—		—
	8/26/2015	—	—	—	—	280	(3)	5,510
	12/18/2017	—	—	—	—	35,937	(4)	707,240
Peter Tassiopoulos	3/4/2013	500	—	130.24	3/3/2018	—		—
	9/16/2013	500	—	410.72	9/15/2023	—		—
Kurt L. Kalbfleisch	8/26/2015	500	—	542.00	8/26/2021	—		—
	8/26/2015	—	—	—	—	200	(3)	3,936
	7/10/2017	—	—	—	—	4,000	(5)	78,720
	12/18/2017	—	—	—	—	18,100	(4)	356,208
Jenny C. Yeh	11/10/2015	—	—	—	—	332	(6)	6,534
	8/9/2016	—	—	—	—	666	(7)	13,107
	7/10/2017	—	—	—	—	4,000	(5)	78,720
	12/18/2017	—	—	—	—	16,083	(4)	316,513
_______________

(1)
The exercise prices reported for the options expiring in 2023 for Mr. Kelly, and for each of the options expiring in 2018 and 2023 for Mr. Tassiopoulos, in the table above are presented after conversion from Canadian dollars to U.S. dollars based on an exchange rate of 1.305 Canadian dollars to one U.S. dollar, which is the average conversion rate in effect for 2017.

(2)	Computed by multiplying the number of unvested shares by $19.68, the closing market price of our common shares on December 29, 2017 (the last trading day of December).

(3)	This stock award vested on February 1, 2018.

(4)	This stock award is scheduled to vest in bi-annual installments beginning on June 18, 2018 and ending on December 18, 2020.

(5)	This stock award vested 60% on January 10, 2018 and the remaining shares vest monthly through July 10, 2018.

(6)	This stock award is scheduled to vest in bi-annual installments beginning on April 5, 2018 and ending on October 5, 2018.

(7)	This stock award is scheduled to vest in bi-annual installments beginning on February 9, 2018 and ending on August 9, 2019.

Executive Officer Compensation
Our executive compensation programs are determined by the Compensation Committee, within the scope of the authority delegated to it by our Board of Directors and subject to applicable law. The goals of our program are to attract and retain highly qualified and experienced executives and to provide compensation opportunities that are linked to corporate and individual performance. Decisions by the Compensation Committee on our executive compensation programs are subjective and the result of its business judgment, which is informed by the experiences of its members. The named executive officers do not have any role in determining their own compensation, although the Compensation Committee does consider the recommendations of the Chief Executive Officer in setting compensation levels for the named executive officers other than himself. The primary components of our executive compensation program are base salary, performance bonuses and long-term equity incentive awards. As described in more detail below, the Board approved certain changes to our executive compensation program in December 2017, including certain severance arrangements and those described under “Stay Bonus Agreements” and “Sale Bonus Plan”.
Base Salaries. Base salaries are primarily intended to attract and retain highly qualified executives by providing them with fixed, predictable levels of compensation. The named executive officers’ salary levels are specified in their employment agreements (other than for Mr. Tassiopoulos who is not a party to an employment agreement with the Company) and are subject to periodic review and adjustment by the Compensation Committee.
Performance Bonuses. In March 2017, the Compensation Committee approved a bonus plan for fiscal 2017. The bonus plan was divided into two bonus periods, with the first period consisting of the first two quarters of 2017 and the second period consisting of the last two quarters of fiscal 2017. The bonus amounts were determined based on our revenue and operating expenses for each bonus period against performance targets established by the Compensation Committee for that period. The Compensation Committee also approved the following target bonuses for the named executive officers participating in the plan (in each case expressed as a percentage of the executive’s annual base salary: Mr. Kelly - 100%; Mr. Tassiopoulos - 100%; Mr. Kalbfleisch - 60%; and Ms. Yeh - 20%. The named executive officers’ bonuses for fiscal 2017 are reported in the table above.
Long-Term Equity Incentive Awards. Long-term equity incentives are intended to align the named executive officers’ interests with those of our shareholders as the ultimate value of these awards depends on the value of the Company’s shares. The Company has historically granted equity awards in the form of stock options with an exercise price that is equal to the per-share closing price of our common shares on the grant date. In recent years, restricted stock units have also been granted as provided for under the Company’s 2015 Plan. The Compensation Committee believes that stock options are an effective vehicle for aligning the interests of our executives with those of our shareholders as the executive will only realize value on their options if the share price increases during the period between the grant date and the date the stock option is exercised. The stock options and restricted stock units function as a retention incentive for the named executive officers as they typically vest over a multi-year period following the date of grant. Restricted stock units, which are payable in our common shares, also link the interests of the award recipient with those of our shareholders as the potential value of the award is directly linked to the value of our common shares. Restricted stock units were included as part of the equity award mix granted in fiscal 2017 because they serve as a heightened retention incentive (as the awards generally have some value regardless of our stock price performance) and to help manage the potential dilutive impact of our equity awards (as one restricted stock unit generally has a greater grant date fair value than one stock option, so fewer restricted stock units generally have to be granted than if an award of equivalent grant date fair value was granted in the form of stock options). The named executive officers’ equity awards are subject to accelerated vesting in certain circumstances under their agreements with the Company described below.

Stay Bonus Agreements. In December 2017, the Board approved stay bonus agreements for each of our named executive officers and certain other key employees. Under these agreements, one-half of the executive’s stay bonus will be payable if the executive remains employed with us through a change in control of the Company, and the other one-half of the stay bonus will be payable if the executive remains employed with us for three months after the change in control. If the executive’s employment is terminated by the Company without cause or by the executive for good reason (as such terms are defined in the agreement), any portion of the stay bonus that has not previously been paid will be payable on the executive’s termination (regardless of whether a change in control has occurred). The aggregate stay bonus opportunity for each of the executive officers is as follows: Mr. Kelly - $800,000; Mr. Kalbfleisch - $268,000; Mr. Tassiopoulos - $330,000; and Ms. Yeh - $268,000. In each case, payment of the stay bonus is contingent upon the executive providing the Company with a release of claims.
Sale Bonus Plan. To provide an additional incentive for our named executive officers and certain other key employees to achieve a sale of the Company, we adopted a sale bonus plan in 2017 that provides for participants to receive a specified percentage of the net consideration from one or more qualifying transactions. For purposes of the plan, a “qualifying transaction” is generally a sale of a majority of the Company’s stock or a sale of any of its assets, and the “net consideration” is generally (1) the total proceeds to be paid to the Company or its stockholders in the qualifying transaction, less (2) the Company’s net debt at the time of the transaction, less (3) amounts payable by the Company under the stay bonus agreements described above and the Company’s other expenses incurred in the transaction. Upon a qualifying transaction, a bonus pool equal to 20% of the net consideration in the transaction is established, with each participant being entitled to receive his or her specified percentage of the bonus pool (subject to the terms and conditions of the plan). The specified percentage of the bonus pool that is currently allocated to each of the executive officers is as follows: Mr. Kelly - 30%; Mr. Kalbfleisch - 20%; Mr. Tassiopoulos - 20%; and Ms. Yeh - 15%. A participant must be employed with the Company at the time of the qualifying transaction (or have been terminated by the Company without cause or resigned for good reason within the period of 120 days prior to the qualifying transaction) to be eligible for a bonus with respect to the qualifying transaction. If a participant resigns (other than for good reason) or otherwise forfeits his or her interest under the bonus plan, the forfeited interest may be regranted by the Board as one or more new awards under the plan or, to the extent not re-granted before the time of a qualifying transaction, would be reallocated to the other participants on a pro-rata basis. Bonuses under the plan would generally be paid in connection with the closing of the qualifying transaction but may be subject to any deferred payment arrangement (such as an escrow or earn-out provision) that applies to the consideration paid in the transaction to the Company or its stockholders.
Employment, Severance and Change in Control Agreements
Eric L. Kelly. In connection with our acquisition of Overland, we assumed the employment agreement then in effect between Overland and Mr. Kelly, who had been serving as Overland’s President and Chief Executive Officer and was appointed our Chairman and Chief Executive Officer, effective December 1, 2014. The agreement provides for Mr. Kelly to earn a base salary of $400,000 and to be eligible to receive an annual bonus based upon the achievement of financial and management objectives reasonably established by our Board of Directors or an authorized committee of our Board of Directors. His annual bonus target is 100% of the greater of $400,000 or his base salary as of the end of the applicable fiscal quarter or year in which the bonus is earned, and he has the opportunity to earn an annual bonus of up to 150% of the target bonus. To the extent that any travel, lodging or auto-expense reimbursements we make to Mr. Kelly are taxable to him, we will provide him with a tax restoration payment so that he will be put in the same after-tax position as if such reimbursements had not been subject to tax. Mr. Kelly’s employment agreement automatically renews each year for an additional one-year term. We may unilaterally modify Mr. Kelly’s cash compensation at any time, subject to Mr. Kelly’s right to terminate his employment for good reason as described below. As discussed above, in connection with the Overland Divestiture, Mr. Kelly ceased to serve as the Company’s Chief Executive Officer and no longer holds any positions with the Company.

Mr. Kelly’s employment agreement also provides that if we terminate his employment without cause or if he resigns from employment for good reason (other than in the circumstances contemplated by his retention agreement described below), we will be obligated to pay him an aggregate severance payment equal to the sum of (i) 150% of the greater of his base salary then in effect or his original base salary, (ii) a portion of his target bonus prorated based on the number of days he was employed during the period on which the target bonus is based (such pro-rated target bonus to also be paid if his termination were due to his death or disability), (iii) an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 18 months following the date of his termination, and (iv) the estimated amount necessary for him to continue life, accident, medical and dental insurance benefits for himself and his eligible dependents in amounts substantially similar to those which he received immediately prior to the date of his termination for a period of 18 months following his termination (reduced by the amount of any payment for COBRA premiums as described in clause (iii) above). For these purposes, the terms “cause” and “good reason” are defined in the agreement, and a termination of employment by us without cause includes a termination by us at the end of the term then in effect. The severance payment will be made in equal monthly installments over 18 months in accordance with our regular payroll practices. In addition, Mr. Kelly will be entitled to accelerated vesting for any unvested portion of his then outstanding stock options and any other equity-based awards that would otherwise have vested during the 12-month period following his termination. In the case of vested stock options, he will be permitted to exercise such options in whole or in part at any time within one year of the date of his termination, subject to earlier termination upon the expiration of the maximum term of the applicable options under the applicable plan or upon a change in control. The severance benefits described above are contingent upon Mr. Kelly providing us with a general release of all claims.
In addition, in connection with our acquisition of Overland, we also assumed the retention agreement then in effect between Overland and Mr. Kelly. In December 2017, the Board approved an amended and restated version of this agreement with Mr. Kelly. The amended retention agreement provides that if Mr. Kelly’s employment continues through a change in control of the Company (or if his employment is terminated by the Company without cause or he resigns for good reason (as such terms are defined in the agreement) within sixty days prior to the change in control), he will be entitled to a lump sum payment equal to 150% of the sum of his base salary at the time of the consummation of the change of control or his termination date (whichever is higher) and his annual target bonus. Mr. Kelly will also be entitled to accelerated vesting of his then-outstanding and unvested stock options and other equity-based awards granted by the Company, and he will be permitted to exercise vested stock options for one year of the date of his termination, subject to earlier termination upon the expiration of the maximum term of the option or upon a change of control. In addition, if his employment is terminated by the Company without cause or he resigns for good reason within the sixty-day period before a change in control or any time after the change in control, Mr. Kelly will be entitled to a lump sum payment of (i) an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 18 months following the date of his termination, and (ii) the estimated amount necessary for him to continue life, accident, medical and dental insurance benefits for himself and his eligible dependents in amounts substantially similar to those which he received immediately prior to the date of his termination for a period of 18 months following his termination (reduced by the amount of any payment for COBRA premiums as described in clause (i) above). If any portion of any payment under Mr. Kelly’s retention agreement would constitute an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code, then that payment will be reduced to an amount that is one dollar less than the threshold for triggering the tax imposed by Section 4999 of the U.S. Internal Revenue Code if such reduction would result in a greater benefit for Mr. Kelly on an after-tax basis. The benefits provided under Mr. Kelly’s retention agreement are contingent upon him providing us a general release of claims. In no event will Mr. Kelly be entitled to both the benefits provided under his retention agreement and the severance benefits provided under his employment agreement.

Kurt L. Kalbfleisch. In connection with our acquisition of Overland, we assumed the employment agreement then in effect between Overland and Mr. Kalbfleisch, who had been serving as Overland’s Senior Vice President and Chief Financial Officer and was appointed our Senior Vice President and Chief Financial Officer, effective December 1, 2014. In December 2017, the Board approved an amended and restated version of this agreement with Mr. Kalbfleisch. The restated agreement provides for Mr. Kalbfleisch to earn a base salary of $300,000. Mr. Kalbfleisch’s employment agreement automatically renews each year for an additional one-year term. We may unilaterally modify Mr. Kalbfleisch’s cash compensation at any time, subject to Mr. Kalbfleisch’s right to terminate his employment for good reason. If we terminate Mr. Kalbfleisch’s employment without cause or he resigns his employment for good reason (as such terms are defined in the agreement), in either case more than sixty days before a change in control of the Company, he will be entitled to an aggregate severance payment equal to the sum of (i) the greater of his annual base salary then in effect or his original base salary of $300,000, (ii) a portion of any target bonus prorated based on the number of days he was employed during the period on which the target bonus is based (such pro-rated target bonus to also be paid if his termination were due to his death or disability), (iii) an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 12 months following the date of his termination, and (iv) the estimated amount necessary for him to continue life, accident, medical and dental insurance benefits for himself and his eligible dependents in amounts substantially similar to those which he received immediately prior to the date of his termination for a period of 12 months following his termination (reduced by the amount of any payment for COBRA premiums as described in clause (iii) above). The severance payment will be made in equal monthly installments over the 12 months following termination of employment. In addition, Mr. Kalbfleisch will be entitled to accelerated vesting of any unvested portion of his then outstanding stock options and other equity-based awards that would otherwise have vested during the 12-month period following his termination. In the case of vested stock options, he will be permitted to exercise such options in whole or in part at any time within one year of the date of his termination, subject to earlier termination upon the expiration of the maximum term of the applicable options under the applicable plan or upon a change in control.
Mr. Kalbfleisch’s restated employment agreement also provides that if his employment continues through a change in control of the Company (or if his employment is terminated by the Company without cause or he resigns for good reason (as such terms are defined in the agreement) within sixty days prior to the change in control), he will be entitled to a lump sum payment equal to 150% of his base salary then in effect. Mr. Kalbfleisch will also be entitled to accelerated vesting of his then-outstanding and unvested stock options and other equity-based awards granted by the Company, and he will be permitted to exercise vested stock options for one year of the date of his termination, subject to earlier termination upon the expiration of the maximum term of the option or upon a change of control. In addition, if his employment is terminated by the Company without cause or he resigns for good reason within the sixty-day period before a change in control or any time after the change in control, Mr. Kalbfleisch will be entitled to a lump sum payment of (i) an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 12 months following the date of his termination, and (ii) the estimated amount necessary for him to continue life, accident, medical and dental insurance benefits for himself and his eligible dependents in amounts substantially similar to those which he received immediately prior to the date of his termination for a period of 12 months following his termination (reduced by the amount of any payment for COBRA premiums as described in clause (i) above). If any payment under Mr. Kalbfleisch’s employment agreement would constitute an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code, then that payment will be reduced to an amount that is one dollar less than the threshold for triggering the tax imposed by Section 4999 of the U.S. Internal Revenue Code if such reduction would result in a greater benefit for Mr. Kalbfleisch on an after-tax basis. In each case, the severance and change in control benefits provided under Mr. Kalbfleisch’s employment agreement are contingent upon him providing us with a general release of all claims.

Peter Tassiopoulos. In December 2017, the Board approved certain compensation arrangements for Mr. Tassiopoulos. Pursuant to these arrangements, if Mr. Tassiopoulos’ employment continues through a change in control of the Company (or if his employment is terminated by the Company without cause or he resigns for good reason (as such terms are defined in the agreement) prior to the change in control), he will be entitled to receive a lump sum payment of $360,000, and his outstanding and unvested equity-based awards granted by the Company will fully accelerate. In addition, if at any time his employment is terminated by the Company without cause or he resigns for good reason, he will be entitled to receive an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 12 months following the date of his termination. The benefits described above are contingent upon Mr. Tassiopoulos providing us with a general release of all claims and the entry into a settlement and release agreement by Mr. Tassiopoulos with respect to his prior bonus and severance arrangements with the Company.
Jenny C. Yeh. In December 2017, the Board approved a retention agreement with Ms. Yeh that amended and restated her prior severance agreement with the Company. Under her retention agreement, if Ms. Yeh’s employment continues through a change in control of the Company (or if her employment is terminated by the Company without cause or she resigns for good reason (as such terms are defined in the agreement) prior to the change in control), she will be entitled to receive a lump sum payment in an amount equal to 12 months of her base salary, and her outstanding and unvested equity-based awards granted by the Company will fully accelerate. In addition, if at any time her employment is terminated by the Company without cause or she resigns for good reason, she will be entitled to receive an amount equal to the estimated premiums she would be required to pay to continue health insurance coverage under our insurance plans for herself and her eligible dependents under COBRA for 12 months following the date of her termination. The benefits described above are contingent upon Ms. Yeh providing us with a general release of all claims.
Overland Divestiture
As previously announced on the Current Report on Form 8-K filed with the SEC on November 14, 2018, the Company sold all of the issued and outstanding shares of capital stock of Overland Storage, Inc. The Overland Divestiture constituted a change in control as defined in each of the foregoing arrangements, and each of our named executive officers remained employed with us through the closing of the transaction. Accordingly, each named executive officer would be entitled to the applicable payments and benefits under these arrangements on the terms described above.
Securities Authorized for Issuance Under Equity Compensation Plans
For more information on the Company’s equity compensation plans, please see “Equity Compensation Plan Information” and “Summary Description of the 2015 Performance Incentive Plan” under the “Amendment of the Company’s 2015 Performance Incentive Plan” proposal.
401(k) Plan
Our On-Track 401(k) Savings Plan covers all of our U.S. employees, provided they meet the requirements of the plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer up to 60% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. However, our named executive officers qualify as highly compensated employees and may only elect to defer up to 8.5% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a catch-up contribution feature for employees aged 50 or older (including those who qualify as highly compensated employees) who can defer amounts over the statutory limit that applies to all other employees. Our 401(k) Plan permits but does not require matching contributions by us on behalf of participants.

Compensation of Directors
The following table provides compensation information for the members of our Board of Directors during 2017 who were not employed by us or any of our subsidiaries (“non-employee directors”). Eric Kelly and Peter Tassiopoulos are each named executive officers who also served on the Board of Directors during 2017. The 2017 compensation information for each of these individuals is presented in the Summary Compensation Table above and they were not entitled to any additional compensation for their service on the Board during fiscal 2017.

Name	Fees Earned ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Peter Ashkin(2)	19,670	—	—	19,670
Cheemin Bo-Linn(3)	83,044	77,200	—	160,244
Glenn Bowman(4)	12,000	—	—	12,000
Vivekanand Mahadevan	97,742	—	—	97,742
Duncan McEwan(5)	73,456	40,631	—	114,087
_______________

(1)
At the end of fiscal 2017, the number of shares subject to outstanding restricted stock units for the non-employee directors were as follows: Dr. Bo-Linn - 2,000: Mr. McEwan - 1,052; Mr. Mahadevan - none; Mr. Ashkin - none; and Mr. Bowman - none.

(2)	Mr. Ashkin resigned from our Board of Directors on June 27, 2017.

(3)
Dr. Bo-Linn joined our Board on April 17, 2017 and was awarded a restricted stock unit for 2,000 shares on May 10, 2017. The RSU was valued at $38.60 per share on the grant date (the closing market price on NASDAQ for one of our common shares on that date) and vests in full on the one-year anniversary of the grant date.

(4)	Mr. Bowman resigned from our Board of Directors on April 13, 2017.

(5)
Mr. McEwan joined our Board on May 10, 2017 and was awarded a restricted stock unit for 1,052 shares when he joined our Board. The RSU was valued at $38.60 per share on the grant date (the closing market price on NASDAQ for one of our common shares on that date) and vest in full on the one-year anniversary of the grant date.

The non-employee board members are paid $10,000 per quarter for their service on the Board except that the Chair of the Audit Committee and the Lead Board member are paid $12,500 per quarter for their service on the Board. During 2017, the Board also granted restricted stock units to certain non-employee directors as described in the notes to the table above. Under the terms of the non-employee directors’ equity awards, each of these awards, to the extent outstanding and unvested, became fully vested on the closing of the Overland Divestiture on November 13, 2018 described above. The Board retains complete discretion to adopt or modify our programs for providing cash and/or equity-based compensation to our non-employee directors as it deems appropriate from time to time.
In August 2017, the Board formed a special committee (the “Special Committee”) to evaluate strategic options for the Company and appointed Messrs., Mahadevan and McEwan, and Dr. Bo-Linn to the Special Committee. Each member is paid $10,000 per month for their service on the Special Committee. Beginning in January 2018, the $10,000 per month is paid 50% in cash and 50% in common shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our common shares as of November 14, 2018 by:

•	each shareholder known to us to beneficially own more than 5% of our common shares;

•	each of our current directors;

•	officers named in the Summary Compensation Table for fiscal 2017 in “Executive Compensation” above; and

•	all our current executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent(3)

MF Ventures LLC	249,321	(4)	14.3%
201 Spear Street, 14th Floor San Francisco, CA 94105
Cyrus Capital Partners, L.P.	270,618	(5)	14.0%
65 East 55th Street, 35th Floor New York, NY 10022
Eric L. Kelly	20,863	(6)(11)	1.1%
Kurt L. Kalbfleisch	8,971	(7)(11)	*
Peter Tassiopoulos	1,000	(8)	*
Jenny C. Yeh	4,463	(9)(11)	*
Cheemin Bo-Linn	4,544		*
Duncan McEwan	3,596		*
Vivekanand Mahadevan	3,185		*
All current directors and executive officers as a group (7 persons)	36,384	(10)(11)	1.8%
____________________

*	Less than 1%

(1)
Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Unless otherwise noted, the address for each beneficial owner is: c/o Sphere 3D Corp., 895 Don Mills Road, Bldg. 2, Suite 900, Toronto, Ontario M3C 1W3.

(2)
Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or warrants and vesting of stock awards.

(3)
Calculated on the basis of 1,964,019 common shares outstanding as of November 14, 2018, provided that any additional common shares that a shareholder has the right to acquire within 60 days after November 14, 2018 are deemed to be outstanding for the purpose of calculating that shareholder’s percentage beneficial ownership.

(4)
Information was obtained from MF Ventures, LLC pursuant to Schedule 13D/A filed March 30, 2018. These shares include the right to acquire 37,500 shares upon exercise of warrants. MF Ventures, LLC is a limited liability company formed to make one or more investments in business ventures or activities deemed appropriate by Victor B. MacFarlane, as Manager of MF Ventures, LLC. Mr. MacFarlane as Manager of MF Ventures, LLC and Thaderine D. MacFarlane as a controlling member of MF Ventures, LLC share voting power over the common shares held by MF Ventures, LLC.

(5)
Information was obtained from Cyrus Capital Partners, L.P. pursuant to Schedule 13D/A filed August 31, 2018. Certain funds and affiliates managed by Cyrus, directly and indirectly own these shares (the “Cyrus Group”). These shares include 5,000 common shares issuable upon exercise of warrants. The Cyrus Group is comprised of Cyrus Capital Partners, L.P., a Delaware limited partnership, (“Cyrus”), Crescent 1, L.P., a Delaware limited partnership (“Crescent”), CRS Master Fund, L.P., a Cayman Islands exempted limited partnership, (“CRS”), Cyrus Opportunities Master Fund II, Ltd., a Cayman Islands exempted limited company, (“Cyrus Opportunities)”, Cyrus Select Opportunities Master Fund, Ltd., a Cayman Islands exempted limited company, (“Cyrus Select”), Cyrus Capital Partners GP, L.L.C., a Delaware limited partnership, (“Cyrus GP”), Cyrus Capital Advisors, L.L.C., a Delaware limited liability company, (“Cyrus Advisors”), and Mr. Stephen C. Freidheim. Each of Crescent, CRS, Cyrus Opportunities and Cyrus Select, or collectively the Cyrus Funds, are private investment funds engaged in the business of acquiring, holding and disposing of investments in various companies. Cyrus is the investment manager of each of the Cyrus Funds. Cyrus GP is the general partner of Cyrus. Cyrus Advisors is the general partner of Crescent and CRS. Mr. Freidheim is the managing member of Cyrus GP and Cyrus Advisors and is the Chief Investment Officer of Cyrus. Crescent, CRS, Cyrus Opportunities, Cyrus Select and Mr. Freidheim have entered into an investment management agreement with Cyrus giving Cyrus full voting and disposition power over the common shares held by the Cyrus Group. Does not include 6,500,000 preferred shares which may become exercisable into shares of common stock, if later approved by the shareholders no sooner than May 13, 2019.

(6)	These shares include the right to acquire shares upon exercise of 5,075 stock options and payment of 5,990 restricted stock units.

(7)	These shares include the right to acquire shares upon exercise of 500 stock options and payment of 3,017 restricted stock units.

(8)	These shares include the right to acquire shares upon exercise of 500 stock options.

(9)	These shares include the right to acquire shares upon the payment of 2,681 restricted stock units.

(10)
These shares include the right to acquire shares upon exercise of 1,000 stock options and the payment of 5,698 restricted stock units beneficially owned by our current directors and executive officers.

(11)
Does not include payment of restricted stock awards that are eligible for accelerated vesting because of the Overland Divestiture. Under the terms of retention agreements with Messrs. Kelly and Kalbfleisch and Ms. Yeh, unvested restricted stock awards, became eligible for accelerated vesting at the closing of the Overland Divestiture, provided they execute a release of claims.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
As at the date hereof, no director, executive officer, senior officer, employee, proposed director or former director, executive officer, senior officer or employee of the Company or any of its subsidiaries or any associate of any of the foregoing persons is or has been, at any time since the beginning of the most recently completed financial year of the Company, indebted to the Company or its subsidiaries, nor at any time since the beginning of the most recently completed financial year of the Company has any indebtedness of any such person been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.
DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE
The Company has directors’ and officers’ liability insurance for the benefit of the directors and officers of the Company in the aggregate amount of $30,000,000 for the year ended December 31, 2017, consisting of: (i) a primary policy of $10,000,000, having a deductible amount of $250,000 for each corporate reimbursement claim and a deductible amount of $500,000 for each M&A claim, for a total annual premium of $215,000, (ii) an excess policy of $10,000,000, for a total annual premium of $135,135, and (iii) a difference in conditions policy of $10,000,000, for a total annual premium of $57,200.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Except as disclosed in this Proxy Statement, the directors of the Company are not aware of any material interest, direct or indirect, of any person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last completed financial year, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting. All of the directors and officers may be awarded incentive compensation under the Company’s stock incentive plans in accordance with the terms of those plans.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Except as described below or otherwise disclosed in this Proxy Statement, neither the Company, nor any director or officer of the Company, nor any shareholder beneficially owning or exercising control over 10% or more of the voting securities, nor any associate or affiliate of any one of them, has or has had, at any time since the commencement of the Company’s last completed financial year, any material interest, direct or indirect, in any transaction or proposed transaction that has materially affected or would materially affect the Company or any of its subsidiaries.
The particulars of certain such transactions or proposed transactions can be found in the material change reports filed by the Company with applicable securities commissions or similar authorities in Canada under the Company’s issuer profile on SEDAR at www.sedar.com on March 2, 2018, March 22, 2018, April 9, 2018, August 24, 2018, and November 6, 2018.
OTHER MATTERS TO BE ACTED UPON
There are no other matters to be considered at the Meeting which are known to the directors or executive officers of the Company at this time. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Proxy Statement to vote the same in accordance with their best judgment of such matters exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Meeting, and other matters which may properly come before the Meeting or any adjournment thereof.

ADDITIONAL INFORMATION
Additional information relating to the Company may be found on SEDAR at EDGAR at www.sec.gov and www.sedar.com, as well as refer to our annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 21, 2018 and accompanies this proxy statement. Financial information regarding the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Shareholders of the Company may contact the Company at 895 Don Mills Road, Bldg. 2, Suite 900, Toronto, Ontario M3C 1W3 to request copies of the Company’s financial statements and management’s discussion and analysis.
Any material change report (except confidential material change reports) filed by the Company with applicable securities commissions or similar authorities in Canada under the Company’s issuer profile on SEDAR at www.sedar.com from the date of this Proxy Statement until the date of the Meeting is also incorporated by reference herein.
You may obtain copies, without charge, of documents incorporated by reference in this Proxy Statement, by requesting them in writing at 895 Don Mills Road, Bldg. 2, Suite 900, Toronto, Ontario M3C 1W3.
Approval by the Board of Directors
The Board has approved the content and delivery of this Proxy Statement.
DATED as of the 28th day of November 2018.

BY ORDER OF THE BOARD

Peter Tassiopoulos
Chief Executive Officer and Chairman

APPENDIX A
BOARD MANDATE
****************
SPHERE 3D CORP.
BOARD MANDATE

1		General	A-3
2		Responsibilities of the Board	A-3
	2.1	Legal	A-3
	2.2	Strategy and Policy	A-3
	2.3	Accountability	A-4
	2.4	Public Relations	A-4
	2.5	Risk Management	A-5
3		Responsibilities of Directors	A-5
4		Board Composition	A-5
	4.1	Board Membership Criteria	A-5
	4.2	Director Independence	A-6
	4.3	Board Size	A-6
	4.4	Term	A-6
	4.5	Board Succession	A-6
	4.6	Service on Other Boards and Audit Committees	A-6
5		Delegation to Management	A-7
6		Chair	A-7
	6.1	Appointment	A-7
	6.2	General	A-7
	6.3	Specific Roles and Responsibilities	A-7
7		Lead Independent Director	A-8
	7.1	Appointment	A-8
	7.2	General	A-8
	7.3	Specific Roles and Responsibilities	A-8
8		Corporate Secretary	A-9
	8.1	Appointment	A-9
	8.2	General	A-9
	8.3	Specific Roles and Responsibilities	A-9
9		Board Committees	A-9
	9.1	General	A-9
	9.2	Composition	A-9
	9.3	Chair	A-10
	9.4	Mandates	A-10
10		Board and Committee Meetings	A-10
	10.1	Scheduling	A-10
	10.2	Notice	A-10

	10.3	Agenda	A-10
	10.4	Independent Director Sessions	A-11
	10.5	Distribution of Information	A-11
	10.6	Attendance and Participation	A-11
	10.7	Quorum	A-11
	10.8	Voting and Approval	A-11
	10.9	Procedures	A-11
	10.10	Corporate Secretary	A-11
	10.11	Minutes of Meetings	A-12
11		Director Compensation	A-12
12		Director Orientation and Continuing Education	A-12
13		Board Access to Management and Advisors	A-12
14		Performance Assessment of the Board and its Committees	A-12
15		Codes of Ethics	A-13
16		Indemnification and Insurance	A-13
17		Conflicts of Interest	A-13
18		Contact Board and Committees	A-13
19		Definitions	A-14

1.     General
The Board of Directors (the “Board”) of Sphere 3D Corp. (the “Corporation”) approves the overall policies for the Corporation, monitors and evaluates the Corporation’s strategic direction, and retains plenary power for those functions not specifically delegated by it to its committees or to management. Accordingly, in addition to the duties of directors of an Ontario corporation as prescribed by statute, the mandate of the Board is to supervise the management of the business and affairs of the Corporation with a view to evaluate, on an ongoing basis, whether the Corporation’s resources are being managed in a manner consistent with enhancing shareholder value, ethical considerations and corporate social responsibility.
2.     Responsibilities of the Board
2.1     Legal

2.1.1	Develop and maintain an understanding of provincial and federal legislation applicable to the Corporation and its operations.

2.1.2	Review policies and procedures to confirm ethical behavior of the Corporation and its employees, and monitor compliance with applicable laws and regulations.

2.1.3	Monitor adequate implementation of systems to comply with health, safety and environmental policies and compliance with applicable laws and regulations.

2.1.4	Monitor corporate insurance requirements and ensure the Corporation is above the minimum legal standard.

2.1.5
Approve the interim financial statements, annual financial statements, management proxy circulars, takeover bid circulars, directors’ circulars, prospectuses, annual information forms and other disclosure documents required to be approved by the directors of a corporation under applicable corporate and securities laws, regulations and the rules of any applicable stock exchange.

2.2     Strategy and Policy

2.2.1	Review and approve the mission of the Corporation.

2.2.2	Approve the strategy and major policy decisions set forth by management.

2.2.3	Approve the periodic capital and operating plans and monitoring corporate performance against those strategic plans.

2.2.4	Review and approve borrowing requirements and borrowing authority relating to the Corporation’s credit facilities.

2.2.5	Approve of a strategic planning process as well as a system of monitoring corporate performance against such plans.

2.2.6	Review and approve material transactions that:

2.2.6.1	are not in the ordinary course of the business,

2.2.6.2	differ significantly from the Corporation’s strategic plan,

2.2.6.3
involve an acquisition or disposition of any asset valued at more than $250,000 that is outside of the ordinary course of the Corporation’s business, unless otherwise approved by the Board in the Corporation’s annual business plan, or

2.2.6.4
enter into any related party or non-arm’s length transaction of whatever nature including without limitation any transaction with or involving the Corporation’s directors, officers, shareholders or persons related or connected to them within the meaning of Canadian tax laws, being understood that all such transactions need to be at fair market value.

2.3     Accountability

2.3.1	Ensure that it is properly informed, on a timely basis, of all important issues relating to developments involving the Corporation and its business environment.

2.3.2	Adopt and enforce good corporate governance practices and processes.

2.3.3	Assess the performance of the Board and each of its committees.

2.3.4	Assess the performance, independence and financial literacy of each of its Board members.

2.3.5
Select, appoint and evaluate the Chief Executive Officer (or President if no Chief Executive Officer is appointed) and the Chief Financial Officer and, if necessary, terminate the Chief Executive Officer, President and Chief Financial Officer.

2.3.6
Satisfy itself as to the integrity of the Chief Executive Officer, President, Chief Financial Officer and other senior officers of the Corporation and as to the culture of integrity throughout the Corporation.

2.3.7	Implement succession planning, including appointing, counseling and monitoring the performance of executive officers.

2.3.8	Review human resources policies of the Corporation in general, including in particular the approval of the compensation of executive officers.

2.3.9	Adopt and enforce policies and processes to satisfy itself as to the integrity of the Corporation’s internal control and management information systems and its financial reporting.

2.3.10	Confirm that an appropriate orientation program is developed for new directors and that continuing education opportunities are available for all directors.

2.3.11	Define the duties and limitations of authority of senior management.
2.4     Public Relations

2.4.1	Establish policies and procedures for the disclosure of reliable and timely information to shareholders and other stakeholders.

2.4.2	Establish policies and procedures for the proper communication with shareholders, customers and governments.

2.4.3	Formally call meetings of shareholders and submit to the shareholders any question or matter requiring approval of the shareholders.

2.4.4	Approve the directors for nomination to be elected at shareholders’ meetings and filling a vacancy among the directors.

2.4.5	Declare dividends and establish of the dividend policy for the Corporation.
2.5     Risk Management

2.5.1	Oversee the management of risks and the implementation of internal controls.

2.5.2	With management, identify the principal risks of the Corporation’s business and the systems to be put in place to manage these risks and monitor the adequacy of such systems.

2.5.3
Establish policies and processes to identify the Corporation’s principal business risks, including hedging policies for the Corporation, and confirm that systems are in place to mitigate these risks where prudent to do so.

3.     Responsibilities of Directors

3.1	Develop and maintain a thorough understanding of the Corporation, the markets in which its business is conducted, its financial position, strategic direction and goals.

3.2	Diligently prepare for each meeting, ensuring that all distributed information is reviewed in advance of such meeting.

3.3	Actively and constructively participate in each meeting, ensuring all relevant issues are given consideration.

3.4	Acquire information and clarification from management regarding any relevant aspect of the Corporations affairs as needed.

3.5	Engage in continued directors’ education as relevant to their role as a director of the Corporation.
4.     Board Composition

4.1	Board Membership Criteria
The Nominating and Governance Committee of the Board is responsible for establishing the competencies and skills that the Board considers to be necessary for the Board as a whole, to possess, the competencies and skills that the Board considers each existing director to possess, and the competencies and skills each new nominee will bring to the Board. The Nominating and Governance Committee identifies candidates for Board membership based on their character, integrity, judgment and record of achievement and any skills and talents they possess which would add to the Board’s decision-making process and enhance the overall management of the business and affairs of the Corporation.
Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with or be incompatible with Board membership. Directors who change their principal occupation are expected to advise the Nominating and Governance Committee and, if determined appropriate by the Nominating and Governance Committee, resign from the Board.

4.2	Director Independence
The Board believes that, except during periods of temporary vacancies, not less than half of its members should be Independent Directors.
In all cases, the determination of whether a director is independent will be made by the Board in accordance with applicable securities laws and stock exchange rules. Generally, an “Independent Director” is a director who has no direct or indirect material relationship with the Corporation. For these purposes, “material relationship” means a relationship which could, in the view of the Board, reasonably interfere with the exercise of a director’s independent judgment in carrying out the responsibilities of a director.
In making a determination regarding a director’s independence, the Board will consider all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board may determine from time to time.
The Board will review the independence of all directors on an annual basis and will disclose its determinations annually. To facilitate this review, directors will be asked to provide the Board with full information regarding their business and other relationships with the Corporation and its affiliates and with senior management and their affiliates.
Directors have an ongoing obligation to inform the Board of any material changes in their circumstances or relationships which may affect the Board’s determination as to their independence.

4.3	Board Size
The Corporation will have a minimum of one director and a maximum of ten directors, with the number of directors from time to time within such range being fixed by resolution of the directors, provided that until otherwise so determined by resolution, the number of directors will be four (4). The Board is of the view that its current size of four (4) members is conducive to effective decision-making and committee work.
The Nominating and Governance Committee is responsible for evaluating the effectiveness of the Board size on a regular basis and reporting its analysis and recommendations to the Board.

4.4	Term
Each director is elected or appointed at the annual meeting of shareholders of the Corporation to hold office until the close of the annual meeting of shareholders next following such director’s election or appointment and until such director’s successor is elected or appointed.

4.5	Board Succession
The Nominating and Governance Committee is responsible for maintaining a Board succession plan that is responsive to the Corporation’s needs and the interests of its shareholders.

4.6	Service on Other Boards and Audit Committees
The Board does not believe that its members should be prohibited from serving on the boards of other public companies so long as these commitments do not materially interfere with and are not incompatible with their ability to fulfill their duties as a member of the Board.

5.     Delegation to Management
The Board has delegated financial authority to the Chief Executive Officer (or President, if no Chief Executive Officer has been appointed) (who may sub-delegate such authority to the Chief Financial Officer or such other individuals within the Corporation as appropriate that are approved in advance by the Board) for approval of expenditures, all of which must be made within the framework of the strategic plan of the Corporation approved by the Board.
6.     Chair

6.1	Appointment
The Board will elect from among its members a Chair.

6.2	General
The Chair is principally responsible for overseeing the operations and affairs of the Board.

6.3	Specific Roles and Responsibilities

6.3.1	Lead, manage and organize the Board, consistent with the approach to corporate governance adopted by the Board from time to time.

6.3.2	Preside as chair at all meetings of the Board and shareholders.

6.3.3	Approve the agenda of the Board and shareholders’ meetings, in consultation with the Corporate Secretary and the Lead Independent Director (if required to be appointed).

6.3.4	Confirm that Board functions are delegated to appropriate committees and that the functions are carried out and the results reported to the Board.

6.3.5
Together with the Lead Independent Director (if required to be appointed), approach potential candidates for Board membership, once candidates have been identified and selected by the Nominating and Governance Committee, to explore their interest in joining the Board.

6.3.6	Confirm that the Board and senior management understand their respective responsibilities and respect the boundary between them.

6.3.7
Chair Board meetings, including providing appropriate briefing materials to be delivered in a timely fashion, stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual directors and confirming that clarity regarding decisions is reached and accurately recorded.

6.3.8	Ensure that management files and fulfills disclosure requirements to statutory authorities under applicable legislation.

6.3.9	Approve a resource allocation plan to ensure that the Board and its committees have the necessary resources to carry out their responsibilities, in particular, timely and relevant information.

6.3.10
Work with the Lead Independent Director (if required to be appointed), the Chair of the Nominating and Governance Committee, the Corporate Secretary, and senior officers of the Corporation to further the creation of a healthy governance culture within the Corporation.

6.3.11	Represent the Corporation to shareholders and external stakeholders, including local community groups, government, and non-governmental organizations.

6.3.12	Perform additional duties as may be requested by the Board from time to time.
7.     Lead Independent Director

7.1	Appointment
In each year that the elected Chair is not an Independent Director, the Board will elect from among its Independent Directors a Lead Independent Director.

7.2	General
The Lead Independent Director provides a source of Board leadership complementary to that of the Chair.

7.3	Specific Roles and Responsibilities

7.3.1	Enhancing Board Effectiveness

7.3.1.1	Work with the Chair and Corporate Secretary to ensure the Board has adequate resources, especially by way of full, timely and relevant information to support its decision-making requirements.

7.3.1.2	Review and approve that appropriate procedures are in place to allow the Board to work effectively and efficiently and to function independently from management.

7.3.1.3	Provide input to the Chair and Corporate Secretary on the preparation of agendas for Board and committee meetings and the scheduling of Board meetings.

7.3.1.4	Work with the Chair and the Nominating and Governance Committee to ensure there is a process to implement best practices which relate to the responsibilities of the Board.

7.3.1.5	Chair Board meetings when the Chair is unavailable.

7.3.1.6	Maintain a close and collaborative relationship with the Chair.

7.3.1.7	Assist in orienting and integrating new directors to the Board.

7.3.1.8	Represent the Corporation to shareholders and external stakeholders, including local community groups, government, and non-governmental organizations.

7.3.1.9	Perform additional duties as may be requested by the Board from time to time.

7.3.2	Liaison Between Board and Management and Among Directors

7.3.2.1	In association with scheduled Board meetings, chairing meetings of Independent Directors to discuss issues relating to the Corporation’s business without the presence of management or the Chair.

7.3.2.2	Communicating with the Chair and the entire Board, as appropriate, the results of private discussions among Independent Directors or the results of meetings of the Independent Directors.

7.3.2.3	Acting as a communication channel among the directors and between directors and the Chair in respect of issues not readily or easily discussed in a formal setting.

7.3.2.4	Ensuring that the Board understands and maintains the boundaries between Board and management responsibilities.
8.     Corporate Secretary

8.1	Appointment
The Board will appoint one of its members, its senior officers or its legal counsel to act as the Corporate Secretary.

8.2	General
The Corporate Secretary is responsible for assisting the Chair and the Lead Independent Director (if required to be appointed) in managing the operations and affairs of the Board and for performing additional duties as may be requested by the Chair, Lead Independent Director (if required to be appointed), or the Board or any of its committees from time to time.

8.3	Specific Roles and Responsibilities

8.3.1	Oversee the preparation of all materials for shareholders that relate to the election of directors or the matters discussed in these guidelines.

8.3.2	Confirm that all notices and materials are delivered to shareholders and directors in a timely manner.

8.3.3	Confirm that all minutes of meetings of shareholders, the Board and committees are accurately recorded.

8.3.4	Administer the operations of the Board and its committees.

8.3.5
Monitor compliance with the governance policies of the Board, including those regarding frequency and conduct of Board meetings, reporting information and other policies relating to the Board’s business.

8.3.6	Perform additional duties as may be requested by the Chair, Lead Independent Director (if required to be appointed), or the Board or any of its committees from time to time.
9.     Board Committees

9.1	General
The Board carries out its responsibilities directly and through the following committees and such other committees as it may establish from time to time: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee.

9.2	Composition
Each of the committees will be composed of at least three directors. Each of the Audit Committee, the Nominating and Governance Committee and Compensation Committee will be comprised of Independent Directors (unless otherwise required by applicable securities law). Committee members will be selected by the Board on the recommendation of the Nominating and Governance Committee and who meet the requirements with respect to independence and financial literacy, as applicable, set out in applicable securities laws.

9.3	Chair
Each of the committees are chaired by a director who is selected by the Board on the recommendation of the Nominating and Governance Committee. The chair will be responsible for determining the agenda and the frequency and conduct of meetings.

9.4	Mandates
Each committee has its own mandate that sets out its responsibilities and duties, qualifications for membership, procedures for committee member appointment and removal and reporting to the Board.
On a periodic basis (unless required annually or more frequently by applicable securities laws), each committee’s mandate is reviewed by both the committee itself and the Nominating and Governance Committee and is also reviewed and approved by the Board.
10.     Board and Committee Meetings

10.1	Scheduling
Board meetings are scheduled in advance at appropriate intervals throughout the year. In addition to regularly scheduled Board meetings, additional Board meetings may be called upon proper notice at any time to address specific needs of the Corporation. The Board may also take action from time to time by unanimous written consent. Any director or the Chief Executive Officer may call a Board meeting.
Each committee meets as often as it determines necessary to fulfill its responsibilities. A meeting of any committee may be called by the chair of such committee, the Chair of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Lead Independent Director (if required to be appointed), or any two committee members.
Board meetings are held at a location determined by the Chair on the advice of the Lead Independent Director (if required to be appointed) and meetings of each committee are held at a location determined by the chair of such committee.

10.2	Notice
Notice of the time and place of each meeting of the Board or any committee must be given to each director (a) not less than 48 hours before the time when the meeting is to be held if the notice is mailed; or (b) not less than 24 hours before the time the meeting is to be held if the notice is given personally or is delivered or is sent by any means of transmitted or recorded communication or as an electronic document.
Board or committee meetings may be held at any time without notice if all of the directors or committee members have waived or are deemed to have waived notice of the meeting. A director participating in a Board or committee meeting is deemed to have waived notice of the meeting.

10.3	Agenda
In consultation with the Corporate Secretary and the Lead Independent Director (if required to be appointed), the Chair establishes the agenda for each Board meeting. Any director may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.

In consultation with the Corporate Secretary, the Lead Independent Director (if required to be appointed), and the Chief Executive Officer (or President if no Chief Executive Officer has been appointed), committee chairs establish the agenda for each committee meeting. Any committee member may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any committee meeting raise subjects that are not on the agenda for the meeting.
The Corporate Secretary distributes an agenda and meeting material in advance of each Board or committee meeting to allow Board or committee members, as the case may be, sufficient time to review and consider the matters to be discussed.

10.4	Independent Director Sessions
Independent Directors shall periodically meet separately without management present. The Lead Independent Director (if required to be appointed) informs management of the substance of these meetings to the extent that action is required by them.

10.5	Distribution of Information
The Board regularly receives reports on the financial results and operating activities of the Corporation, as well as periodic reports on certain non-operational matters, including, corporate governance, insurance, pensions and treasury matters and safety, health and environmental matters.

10.6	Attendance and Participation
Each director is expected to attend all meetings of the Board and any committee of which he or she is a member. A director who is unable to attend a Board or committee meeting in person may participate by telephone or teleconference.

10.7	Quorum
A quorum for any Board meeting is a majority of directors.
A quorum for any committee meeting is a majority of its members.

10.8	Voting and Approval
At Board or committee meetings, each director or member, as applicable, is entitled to one vote and questions are decided by a majority of votes. In case of an equality of votes, the chair of the meeting does not have a second or casting vote and the motion fails.

10.9	Procedures
The Chair determines procedures for Board meetings unless otherwise determined by the by-laws of the Corporation or a resolution of the Board.
The chair of the committee determines procedures for committee meetings unless otherwise determined by the by-laws of the Corporation or a resolution of the committee or the Board.

10.10	Corporate Secretary
Unless otherwise determined by the Board, the Corporate Secretary acts as secretary to the Board and each of its committees. In the absence of the Corporate Secretary, the Board or a committee may appoint any other person to act as secretary.

10.11	Minutes of Meetings
Unless otherwise determined by the Board, the Corporate Secretary keeps minutes of the proceedings of the Board and each of its committees and circulates copies of the minutes to each Board or committee member, as the case may be, on a timely basis.
11.     Director Compensation
The Board believes that compensation for directors should be commensurate with the compensation paid to directors of comparable companies.
Directors who are employees of the Corporation or any of its affiliates do not receive any compensation for service as directors.
During the early stage of development of the Corporation, compensation for serving on the Board and its various subcommittees (including the Audit Committee and the Nominating and Governance Committee), as well as Chair of the Board (if the Chair is a non-employee) and any subcommittee thereof, and any meeting fees relating thereto shall be paid to outside directors by way of grant of options.
The Board may amend such compensation arrangements from time to time upon recommendation by the Chair of the Nominating and Governance Committee and approval of the Board, consistent with industry practice.
Directors are reimbursed by the Corporation for reasonable travel expenses (outside of the Greater Toronto Area) that are incurred in connection with their duties as directors.

12.	Director Orientation and Continuing Education
New directors receive orientation materials describing the Corporation’s business and its corporate governance policies and procedures. New directors also have meetings with the Chair, Lead Independent Director (if required to be appointed), Chief Executive Officer, President, and Chief Financial Officer.
The Nominating and Governance Committee is responsible for reasonably confirming that procedures are in place and resources are made available to provide directors with appropriate continuing education opportunities.

13.	Board Access to Management and Advisors
Directors have access to members of management and are encouraged to raise any questions or concerns directly with management. The Board and its committees may invite any member of management, outside advisor or other persons to attend any of their meetings.
The Board and any of its committees may reasonably retain an outside advisor at the expense of the Corporation at any time and have the authority to determine the advisor’s fees and other retention terms.
Individual directors may retain an outside advisor at the expense of the Corporation with the approval of the Nominating and Governance Committee.

14.	Performance Assessment of the Board and its Committees
The Nominating and Governance Committee should annually review the effectiveness of the Board in fulfilling its responsibilities and duties as set out in these guidelines.
In addition, the Nominating and Governance Committee should annually review the effectiveness of all Board committees in fulfilling their responsibilities and duties as set out in their charter and in a manner consistent with these guidelines.

The Nominating and Governance Committee should evaluate individual directors to assess their suitability for nomination for re-election.

15.	Codes of Ethics
The Board expects all directors, officers and employees of the Corporation to conduct themselves in accordance with the highest ethical standards.
The Board should adopt and approve a Code of Business Conduct and Ethics (the “Code”) for employees which addresses, among other things, avoidance of conflicts of interest, protection of confidential information, compliance with applicable laws, rules and regulations, adherence to good disclosure practices and procedures for employees and third parties to report concerns with respect to accounting and auditing matters. As set out in the Code, an employee who, in good faith, reports a concern regarding accounting matters or a suspected breach of the Code is protected from retaliation, such as discharge, demotion, suspension, threats, harassment or discrimination.
The Board should also adopt and approve a Code of Ethics for directors that set out the ethical standards that apply to directors in the exercise of their duties.
Both Codes should be available in print to any shareholder who requests a copy.

16.	Indemnification and Insurance
In accordance with the by-laws of the Corporation, directors and officers are each indemnified by the Corporation against all liability and costs arising out of any action or suit against them from the execution of their duties, provided that they have carried out their duties honestly and in good faith with a view to the best interests of the Corporation and have otherwise complied with the provisions of applicable corporate law.
The Corporation maintains insurance for the benefit of its directors and officers against any liability incurred by them for which they would be indemnified. The amount and terms of the insurance coverage are dependent upon prevailing market conditions and practices with the objective of adequately protecting directors and officers from such liability.

17.	Conflicts of Interest
Each director is required to inform the Nominating and Governance Committee of any conflict of interest he or she may have with the Corporation. If a director has a personal interest in a matter before the Board or a committee, he or she must not participate in any vote on the matter except where the Board or the committee has expressly determined that it is appropriate for him or her to do so in accordance with applicable law.

18.	Contact Board and Committees
The Board welcomes input and comments from shareholders of the Corporation. You may contact one or more members of the Board or its committees, by writing to the Corporate Secretary at:
Board of Directors of Sphere 3D Corp.
c/o Corporate Secretary
Sphere 3D Corp.
895 Don Mills Road,
Bldg. 2, Suite 900,
Toronto, Ontario M3C 1W3

19.	Definitions
Legal terms used in this Mandate have the meanings attributed to them below. Terms not otherwise defined herein have the meanings attributed to them in Multilateral Instrument 52-110, as amended from time to time.
“financially literate” means the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements.
“Independent Director” means a director who has no direct or indirect material relationship with the Corporation. For this purpose, a material relationship means a relationship which could, in the view of the Board, reasonably interfere with the exercise of a director’s independent judgment in carrying out the responsibilities of a director. Despite the foregoing, the following individuals are considered to have a material relationship with the Corporation:

•	An individual who is, or has been, an employee or executive officer of the Corporation, unless three years have elapsed since the end of the service or employment.

•	An individual whose immediate family member is, or has been, an executive officer of the Corporation unless three years have elapsed since the end of the service or employment.

•
An individual who is, or has been, an affiliated entity of, a partner of, or employed by, a current or former internal or external auditor of the Corporation unless three years have elapsed since the person’s relationship with the internal or external auditor, or the auditing relationship, has ended.

•
An individual whose immediate family member is, or has been, an affiliated entity of, or employed in a professional capacity by, a current or former internal or external auditor of the Corporation unless three years have elapsed since the person’s relationship with the internal or external auditor, or the auditing relationship, has ended.

•
An individual who is, or has been, or whose immediate family member is or has been, an executive officer of an entity if any of the Corporation’s current executive officers serve on the entity’s compensation committee unless three years have elapsed since the end of the service or employment.

•	An individual who:

◦
has a relationship with the Corporation pursuant to which the individual may accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation or any subsidiary entity of the Corporation, other than as remuneration for acting in his or her capacity as a member of the Board or any Board committee, or as a part-time chair or vice-chair of the Board or any Board committee; or

◦
receives, or whose immediate family member employed as an executive officer of the Corporation receives, more than $75,000 in any twelve consecutive month-period in compensation from the Corporation, other than as remuneration for acting in his or her capacity as a member of the Board or any Board committee or as benefits under a tax-qualified retirement plan or non-discretionary compensation, unless three years have elapsed since he or she ceased to receive more than $75,000 of compensation in a twelve-month period.

•	An individual who is an affiliated entity of the Corporation or any of its subsidiary entities.

APPENDIX B
Form of Plan Amendment Resolution
“RESOLVED, AS AN ORDINARY RESOLUTION OF SHAREHOLDERS THAT:

1)
the Company be and is hereby authorized to amend the Sphere 3D Corp. 2015 Performance Incentive Plan (the “2015 Plan”) to provide that (1) the maximum number of the Company’s common shares that may be issued under the 2015 Plan will automatically increase on the first trading day of April 2019 by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on the immediately preceding March 31 or (ii) such number of common shares as may be established by the Board, and will automatically increase on the first trading day in January of each calendar year thereafter during the term of the 2015 Plan (commencing with January 2020) by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on December 31 of the immediately preceding calendar year, or (ii) such number of common shares as may be established by the Board; (2) to increase the number of shares that may be issued pursuant to “incentive stock options” (as defined under U.S. tax laws) granted under the 2015 Plan from 38,966 shares to 200,000 shares; and (3) to eliminate certain provisions that allowed the Company to grant awards under the plan intended to qualify as “performance-based compensation” under Section 162(m) of the U.S. Internal Revenue Code as these provisions are no longer needed in light of recent changes in U.S. tax (the “Plan Amendments”); and

2)
any one officer or any one director of the Company be, and each of them hereby is, authorized and empowered, acting for, in the name of and on behalf of the Company, to execute or to cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such documents, all in such form and containing such terms and conditions, as any one of them shall consider necessary or desirable in connection with the foregoing and shall approve, such approval to be conclusively evidenced by the execution thereof by the Company, and to do or to cause to be done all such other acts and things as any one of them shall consider necessary or desirable in connection with the foregoing or in order to give effect to the intent of the foregoing paragraph of this ordinary resolution.”

B-1

APPENDIX C
2015 PERFORMANCE INCENTIVE PLAN
****************
SPHERE 3D CORP.
2015 PERFORMANCE INCENTIVE PLAN

1.	PURPOSE OF PLAN
The purpose of this Sphere 3D Corp. 2015 Performance Incentive Plan (this “Plan”) of Sphere 3D Corp., a corporation incorporated under the laws of the Province of Ontario (the “Corporation”), is to promote the success of the Corporation and to increase shareholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.
This Plan is amended and restated as set forth herein, effective December 28, 2018. This amended and restated Plan applies only to awards granted hereunder on or after such date. For the terms and conditions of awards granted under this Plan prior to such date, refer to the version of this Plan in effect as of the grant date of the applicable award.

2.	ELIGIBILITY
The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, the Corporation’s ability to rely on all necessary prospectus and other exemptions under Canadian securities legislation in a manner satisfactory to the Corporation, in its sole discretion, or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, subject to any applicable laws that may require a different interpretation, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1
The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority and in the manner and on the terms authorized by the Board) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted, to the extent permitted by applicable laws. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the

Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

3.2
Powers of the Administrator. Subject to the express provisions of this Plan and applicable laws, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s) and in the manner and on the terms authorized by the Board), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)
grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, determine the extent (if any) to which any applicable exercise and vesting requirements have been satisfied, and establish the events of termination or reversion of such awards;

(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)
construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, make any and all determinations necessary under this Plan and any such agreements, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)
accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)
adjust the number of Common Shares subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);

(h)
determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)
determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

(k)	determine the fair market value of the Common Shares or awards under this Plan from time to time and/or the manner in which such value will be determined.
Notwithstanding the foregoing and except for an adjustment pursuant to Section 7.1 or a repricing approved by shareholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

3.3
Binding Determinations. Any determination or other action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan (or any award made under this Plan) and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, nor the Corporation or any of its Subsidiaries, shall be liable for any damages of a participant should an option intended as an ISO (as defined below) fail to actually meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to ISOs, should any other award(s) fail to qualify for any intended tax treatment, should any award grant or other action with respect thereto not satisfy Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or otherwise for any tax or other liability imposed on a participant with respect to an award.

3.4
Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. To the fullest extent permitted by law, no director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	COMMON SHARES SUBJECT TO THE PLAN; SHARE LIMITS

4.1
Shares Available. Subject to the provisions of Section 7.1, the shares that may be delivered under this Plan shall be the Corporation’s authorized but unissued Common Shares. For purposes of this Plan, “Common Shares” shall mean the common shares of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2	Share Limits. The maximum number of Common Shares that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:

(1)	640,843 Common Shares, plus

(2)
the number of any Common Shares subject to stock options granted under the Corporation’s Second Amended and Restated Stock Option Plan (the “Prior Plan”) and outstanding on June 18, 2015 which expire, or for any reason are cancelled or terminated, after that date without being exercised.

In addition, the Share Limit will automatically increase on the first trading day of April 2019 by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on March 31, 2019 or (ii) such number of common shares as may be established by the Board, and will automatically increase on the first trading day in January of each calendar year thereafter during the term of the 2015 Plan (commencing with January 2020) by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on December 31 of the immediately preceding calendar year, or (ii) such number of common shares as may be established by the Board.
The maximum number of Common Shares that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 200,000 shares.
Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3
Awards Settled in Cash, Reissue of Awards and Shares. Except as provided in the next sentence, shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award granted under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award granted under this Plan, shall be available for subsequent awards under this Plan. To the extent that an award granted under this Plan is settled in cash or a form other than Common Shares, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that Common Shares are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares actually delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that Common Shares are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of shares actually delivered with respect to the award shall be counted against the share limits of this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards.

4.4
Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of Common Shares sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.	AWARDS

5.1
Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are (subject, in each case, to the no repricing provisions of Section 3.2):

5.1.1    Stock Options. A stock option is the grant of a right to purchase a specified number of Common Shares during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a Common Share on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.
5.1.2    Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Shares subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which Common Shares are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Shares possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.
5.1.3    Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Shares, equal to the excess of the fair market value of a specified number of Common Shares on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a Common Share on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.
5.1.4    Other Awards; Dividend Equivalent Rights. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price (or no price) or fixed or variable ratio related to the Common Shares, and any of which may (but need not) be fully vested at grant or vest upon the passage of time, the occurrence of one or more events, the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Shares and/or returns thereon; or (c) cash awards. Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted in connection with a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the unvested portion of a restricted stock award that is subject to performance-based vesting requirements or the unvested portion of a stock unit award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.

5.2	[Reserved].

5.3
Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4
Deferrals and Settlements. Payment of awards may be in the form of cash, Common Shares, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5
Consideration for Common Shares or Awards. The purchase price for any award granted under this Plan or the Common Shares to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned Common Shares;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable law. Common Shares used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation. Common Shares delivered pursuant to Awards granted under this Plan, when the applicable consideration therefor shall have been received by the Corporation, shall be duly issued as fully paid and non-assessable.

5.6
Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) for a Common Share on the NASDAQ Stock Market (the “Market”) for the date in question or, if no sales of Common Shares were reported on the Market on that date, the closing price (in regular trading) for a Common Share on the Market for the next preceding day on which sales of Common Shares were reported on the Market. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) for a Common Share on the Market on the last trading day preceding the date in question or the average of the high and low trading prices of a Common Share on the Market for the date in question or the most recent trading day. If the Common Shares are no longer listed or are no longer actively traded on the Market as of the applicable date, the fair market value of the Common Shares shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7Transfer Restrictions.
5.7.1    Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.
5.7.2    Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal, provincial and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).
5.7.3    Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation (for example, in connection with the expiration or termination of the award),

(b)
the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary or if such designation cannot be validly made, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)
the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8
International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator. The awards so granted need not comply with other specific terms of this Plan, provided that shareholder approval of any deviation from the specific terms of this Plan is not required by applicable law or any applicable listing agency.

6.	EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1
General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2
Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, or except as otherwise required by applicable law, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.

6.3
Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

7.	ADJUSTMENTS; ACCELERATION

7.1
Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, amalgamation, combination, consolidation, conversion or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Shares; or any exchange of Common Shares or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Shares; then the Administrator shall equitably and proportionately adjust (1) the number and type of Common Shares (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of Common Shares (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.
Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.
It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable Canadian and U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, and Section 409A of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.
Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2
Corporate Transactions - Assumption and Termination of Awards. Upon the occurrence of any of the following: any recapitalization, merger, amalgamation, combination, consolidation, conversion or other reorganization in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); any exchange of Common Shares or other securities of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); a sale of all or substantially all the business, stock or assets of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); then the Administrator may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Shares upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.
The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.
In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration and/or termination to occur immediately prior to the applicable event and, in such circumstances, will reinstate the original terms of the award if an event giving rise to an acceleration and/or termination does not occur.
Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

7.3
Other Acceleration Rules. The Administrator may override the provisions of Section 7.2 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

8.	OTHER PROVISIONS

8.1
Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of Common Shares, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal, provincial, state, local and foreign laws, rules and regulations (including but not limited to provincial, state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2
No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3
No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4
Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Common Shares, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5
Tax Withholding. Upon any exercise, vesting, or payment of any award, or upon the disposition of Common Shares acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, arrangements satisfactory to the Corporation shall be made to provide for any taxes the Corporation or any of its Subsidiaries may be required to withhold with respect to such award event or payment. Such arrangements may include (but are not limited to) any one of (or a combination of) the following:

(a)
The Corporation or one of its Subsidiaries shall have the right to require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.

(b)
The Corporation or one of its Subsidiaries shall have the right to deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.

(c)
In any case where a tax is required to be withheld in connection with the delivery of Common Shares under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6	Effective Date, Termination and Suspension, Amendments.
8.6.1    Effective Date. This Plan is effective as of May 15, 2015, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to shareholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
8.6.2    Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.
8.6.3    Shareholder Approval. To the extent then required by applicable law or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

8.6.4    Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2.
8.6.5    Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7
Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any Common Shares not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

8.8	Governing Law; Construction; Severability.
8.8.1    Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of California and the federal laws of the United States of America applicable thereto without recourse to their conflict of laws rules.
8.8.2    Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.9
Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10
Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Shares in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired Corporation (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11
Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

8.12
No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Corporation or any Subsidiary (or any of their respective shareholders, boards of directors or committees thereof, as the case may be) to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13
Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14
Clawback Policy. The awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any Common Shares or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).

SPHERE 3D CORP.
2015 PERFORMANCE INCENTIVE PLAN
Canadian Residents Addendum

Section 1	Application
This addendum applies to a Participant who is a resident of Canada under the Income Tax Act (Canada) or an applicable tax treaty to which Canada is a party (hereinafter referred to as a “Canadian Participant”).

Section 2	Stock Options
Stock Options granted to Canadian Participants shall not be settled in cash unless at the request of the Canadian Participant, which request the Corporation may in its sole and entire discretion grant or deny. Stock Options granted to Canadian Participants shall not be settled with Shares other than Shares issued from treasury.

Section 3	Restricted Stock and Incentive Stock Options
Restricted Stock, Incentive Stock Options and awards that are subject to forfeiture (other than restricted stock units and stock options that are subject to vesting requirements) shall not be granted to Canadian Participants.

Section 4	Stock Appreciation Rights
Stock Appreciation Rights granted to Canadian Participants shall be exercised and settled immediately upon vesting.

Section 5	Restricted Stock Units
Restricted Stock Units, stock bonuses, stock units, phantom stock and similar rights or awards granted to Canadian Participants shall vest and be payable no later than December 31 of the third year following the year in which the award was granted.

Section 6	Tendering of Shares
The tendering of shares by a Canadian Participant to satisfy the Canadian Participant’s federal, provincial or other taxes as required by law to be withheld with respect to such awards, or to satisfy the exercise price of an award, shall not be available to Canadian Participants.

Section 7	Designation of beneficiary
A designation of beneficiary shall not be available to a Canadian Participant who is a resident in the Province of Quebec. Upon the death of a Canadian Participant who was a resident in the Province of Quebec immediately before the Canadian Participant’s death, any and all distribution of shares and/or cash payable pursuant to the terms of the Plan and any exercise of an award shall solely be made by or to the administrator, executor or liquidator of the Canadian Participant’s estate. A designation of Beneficiary by a Canadian Participant, residing in a Province other than the Province of Quebec or in a territory in Canada, pursuant to the Plan shall be subject to the requirements of the province or territory of domicile of such Canadian Participant.

Section 8	Miscellaneous
The following shall be inserted in any award to be completed by a Canadian Participant who is a resident in the Province of Quebec: “The parties hereto have agreed that this Subscription Agreement and the Plan be drafted in English. Les parties aux présentes ont convenu que le présent document et les règles du régime soient rédigés en anglais.”

SPHERE 3D CORP.

(the "Company")

FORM OF PROXY ("PROXY")

RECORD DATE: November 14, 2018
CONTROL NUMBER:
SEQUENCE #:
FILING DEADLINE FOR PROXY: December 24, 2018 at 2:00 p.m. (Eastern Time)

The undersigned hereby appoints **Peter Tassiopoulos, Chairman and Chief Executive Officer** of the Company, whom failing **Kurt L. Kalbfleisch, Chief Financial Officer** of the Company (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors	**FOR**	**WITHHOLD**
a) Cheemin Bo-Linn	☐	☐
b) Vivekanand Mahadevan	☐	☐
c) Duncan J. McEwan	☐	☐
d) Peter Tassiopoulos	☐	☐
2. Appointment of Auditors	**FOR**	**WITHHOLD**
Appointment of **Moss Adams LLP** as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐
3. Amendment of the Company's 2015 Performance Incentive Plan	**FOR**	**AGAINST**
To consider and, if deemed advisable, to pass an ordinary resolution to amend the Company's 2015 performance incentive plan.	☐	☐

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME	*Signature of registered owner(s)*	*Date (MM/DD/YYYY)*

TMX | TSX Trust

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof.** Such right may be exercised by inserting in the space labeled "*Please print appointee name*", the name of the person to be appointed, who need not be a security holder of the Company.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the security holders of the Company.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and *must be received by TSX Trust Company* before the ***Filing Deadline for Proxies***, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.
8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.
9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Investor inSite

TSX Trust Company offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit
www.tsxtrust.com/investorinsite

Click on, "*Register Online Now*" and complete the registration form. Call us toll free at 1-866-600-5869 with any questions.

Request for Financial Statements

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements and MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am currently a security holder of the Company and as such request the following:

☐ **Annual Financial Statements with MD&A**

☐ **Interim Financial Statements with MD&A**

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 416-595-9593

SPHERE 3D CORP.
2018

www.tsxtrust.com
VANCOUVER CALGARY TORONTO MONTRÉAL

112018_v1